SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT (NO. 33-34494)
UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 55	[X]
and

REGISTRATION STATEMENT (NO. 811-6093) UNDER THE INVESTMENT COMPANY ACT
OF 1940
Amendment No. 56	[X]

VANGUARD INSTITUTIONAL INDEX FUNDS
(Exact Name of Registrant as Specified in Declaration of Trust)

P.O. Box 2600, Valley Forge, PA 19482
(Address of Principal Executive Office)

Registrant’s Telephone Number (610) 669-1000

Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b)
[X] on April 27, 2012, pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485
If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard Institutional Index Fund
Prospectus

April 27, 2012

Institutional Shares & Institutional Plus Shares
Vanguard Institutional Index Fund Institutional Shares (VINIX)
Vanguard Institutional Index Fund Institutional Plus Shares (VIIIX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2011.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	20
More on the Fund	6	Purchasing Shares	20
The Fund and Vanguard	11	Converting Shares	23
Investment Advisor	11	Redeeming Shares	24
Dividends, Capital Gains, and Taxes	13	Exchanging Shares	27
Share Price	15	Frequent-Trading Limitations	27
Financial Highlights	17	Other Rules You Should Know	29
		Fund and Account Updates	33
		Contacting Vanguard	34
		Additional Information	35
		Glossary of Investment Terms	37

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.040%	0.020%
12b-1 Distribution Fee	None	None
Other Expenses	None	None
Total Annual Fund Operating Expenses[1]	0.040%	0.020%

1 The Total Annual Fund Operating Expenses in this table have been restated to reflect current operating expenses for the Fund.

1

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$4	$13	$23	$51
Institutional Plus Shares	$2	$6	$11	$26

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the Standard & Poor‘s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector,

2

category, or group of companies, which could cause the Fund to underperform the overall stock market.

• Investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index, which has investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Institutional Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.01% (quarter ended June 30, 2009), and the lowest return for a quarter was –21.91% (quarter ended December 31, 2008).

3

Average Annual Total Returns for Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Vanguard Institutional Index Fund Institutional Shares
Return Before Taxes	2.09%	–0.22%	2.94%
Return After Taxes on Distributions	1.78	–0.54	2.60
Return After Taxes on Distributions and Sale of Fund Shares	1.77	–0.22	2.46
Vanguard Institutional Index Fund Institutional Plus Shares
Return Before Taxes	2.12%	–0.20%	2.97%
Standard & Poor's 500 Index
(reflects no deduction for fees, expenses, or taxes)	2.11%	–0.25%	2.92%

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor

The Vanguard Group, Inc.

Portfolio Manager

Donald M. Butler, CFA, Principal of Vanguard. He has managed the Fund since 2000.

4

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$5 million	$200 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum)	established minimum)

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

5

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares and Institutional Plus Shares, which are for investors who invest a minimum of $5 million or $200 million, respectively. The Fund generally is not available through financial intermediaries.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Institutional Index Fund’s expense ratios would be as follows: for Institutional Shares, 0.04%, or $0.40 per $1,000 of average net assets; for Institutional Plus Shares, 0.02%, or $0.20 per $1,000 of average net assets. The average expense ratio for large-cap core funds in 2011 was 1.19%, or
$11.90 per $1,000 of average net assets (derived from data provided by Lipper
Inc., which reports on the mutual fund industry).

6

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies, which could cause the Fund to underperform the overall stock market.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2011)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.7	9.9	10.5	11.2

7

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2011. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.9%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2011, was $52 billion.

The Fund is subject to investment style risk, which is the chance that returns from large-capitalization stocks will trail returns from the overall stock market. Large-cap stocks tend to go through cycles of doing better—or worse—than other segments of the stock market or the stock market in general. These periods have, in the past, lasted for as long as several years.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. Whenever practicable, the Fund uses the replication method of indexing, meaning that it generally holds the same stocks as its target index, and in approximately the same proportions.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding all, or substantially all, of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is

8

a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to

9

Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes—such as the S&P 500 Index—typically do not change much from year to year. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 84%, as reported by Morningstar, Inc., on December 31, 2011.

10

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Vanguard Group is a family of more than 170 mutual funds holding assets of approximately $1.6 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment. The Institutional Index Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Fund through its Equity Investment Group. As of December 31, 2011, Vanguard served as advisor for approximately $1.3 trillion in assets.

11

The Fund has two agreements with Vanguard.

Management Agreement. Vanguard serves as the Fund’s advisor and provides a range of administrative services to the Fund under the terms of the Management Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.015% of the Fund’s average daily net assets.

Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on the following annual rates:

Percentage of Daily
Net Assets
Institutional Index Fund Institutional Shares	0.025%
Institutional Index Fund Institutional Plus Shares	0.005

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Equity Investment Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Equity Investment Group. He has managed investment portfolios since 1987 and has been with Vanguard since 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Fund is:

Donald M. Butler, CFA, Principal of Vanguard. He has been with Vanguard since 1992; has managed investment portfolios since 1997; and has managed the Fund since 2000. Education: B.S.B.A., Shippensburg University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

13

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

14

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, of the share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism,

15

interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

16

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Institutional Shares as an example. The
Institutional Shares began fiscal year 2011 with a net asset value (price) of
$115.01 per share. During the year, each Institutional Share earned $2.361 from investment income (interest and dividends) and $0.029 from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $2.36 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $115.04, reflecting earnings of
$2.39 per share and distributions of $2.36 per share. This was an increase of
$0.03 per share (from $115.01 at the beginning of the year to $115.04 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 2.09% for the year.

As of December 31, 2011, the Institutional Shares had approximately $58.4 billion in net assets. For the year, the expense ratio was 0.044% ($0.44 per $1,000 of net assets), and the net investment income amounted to 2.05% of average net assets. The Fund sold and replaced securities valued at 5% of its net assets.

17

Institutional Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$115.01	$101.98	$82.54	$134.14 $129.59
Investment Operations
Net Investment Income	2.361	2.118	2.207	2.521	2.560
Net Realized and Unrealized Gain (Loss)
on Investments	.029	13.032	19.441	(51.599)	4.550
Total from Investment Operations	2.390	15.150	21.648	(49.078)	7.110
Distributions
Dividends from Net Investment Income	(2.360)	(2.120)	(2.208)	(2.522)	(2.560)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.360)	(2.120)	(2.208)	(2.522)	(2.560)
Net Asset Value, End of Period	$115.04	$115.01	$101.98	$82.54	$134.14
Total Return	2.09%	15.05%	26.63%	–36.95%	5.47%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$58,399	$54,686	$44,401	$31,543	$45,847
Ratio of Total Expenses to Average Net Assets	0.044%	0.050%	0.050%	0.050%	0.050%
Ratio of Net Investment Income to Average
Net Assets	2.05%	2.05%	2.56%	2.28%	1.90%
Portfolio Turnover Rate[1]	5%	4%	11%	7%	7%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

18

Institutional Index Fund Institutional Plus Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$115.01	$101.98	$82.54	$134.14 $129.59
Investment Operations
Net Investment Income	2.386	2.144	2.229	2.548	2.597
Net Realized and Unrealized Gain (Loss)
on Investments	.040	13.031	19.441	(51.598)	4.548
Total from Investment Operations	2.426	15.175	21.670	(49.050)	7.145
Distributions
Dividends from Net Investment Income	(2.386)	(2.145)	(2.230)	(2.550)	(2.595)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(2.386)	(2.145)	(2.230)	(2.550)	(2.595)
Net Asset Value, End of Period	$115.05	$115.01	$101.98	$82.54	$134.14
Total Return	2.12%	15.07%	26.66% –36.94%		5.50%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,141	$33,643	$24,767	$17,643	$25,776
Ratio of Total Expenses to Average Net Assets	0.022%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to Average
Net Assets	2.07%	2.08%	2.59%	2.30%	1.93%
Portfolio Turnover Rate[1]	5%	4%	11%	7%	7%

1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

19

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. Institutional Shares—$5 million; Institutional Plus Shares—$200 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Institutional clients whose accounts are recordkept by Vanguard generally may hold Institutional Shares if the client has $10 million or more in the Fund. Vanguard may charge certain additional recordkeeping fees. Please contact your Vanguard representative to determine whether additional recordkeeping fees apply to your account.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

20

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

21

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This

22

also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Institutional Shares to Institutional Plus Shares

You may convert Institutional Shares to Institutional Plus Shares of the Fund, provided that your account balance is at least $200 million.

Mandatory Conversions to Institutional Shares

If an account no longer meets the balance requirements for Institutional Plus Shares, Vanguard may automatically convert the shares in the account to Institutional Shares. A decline in the account balance because of market movement may result in such a

23

conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See

Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, generally to the address of record.

24

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

25

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If you hold shares in certificates, those shares cannot be redeemed, exchanged, converted, or transferred (reregistered) until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see

Contacting Vanguard.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

26

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or

27

exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

29

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions online. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

30

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

31

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Plus Shares to Institutional Shares of the Fund if the investor’s fund account balance falls below the minimum initial investment for any reason, including market fluctuation. In addition, the Fund reserves the right to liquidate an investor’s Institutional Shares if the investor’s fund account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

32

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms online. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Institutional Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

33

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week
Investor Information 800-662-7447 (SHIP)	For fund and service information
(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

34

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation Fund Number		Number
Institutional Index Fund
Institutional Shares	7/31/1990	InstIdx	94	922040100
Institutional Plus Shares	7/7/1997	InstPlus	854	922040209

35

CFA® is a trademark owned by CFA Institute. This fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and its affiliates (“S&P”). S&P makes no representation, condition or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Standard & Poor’s 500 Index to track the performance of certain financial markets and/or sections thereof and/or of groups of assets or asset classes. S&P’s only relationship to The Vanguard Group, Inc. is the licensing of certain trademarks and trade names and of the Standard & Poor’s 500 Index which is determined, composed and calculated by S&P without regard to The Vanguard Group, Inc. or the fund. S&P has no obligation to take the needs of The Vanguard Group, Inc. or the owners of the fund into consideration in determining, composing or calculating the Standard & Poor’s 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the fund. S&P does not guarantee the accuracy and/or the completeness of the Standard & Poor’s 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, condition or representation, express or implied, as to results to be obtained by The Vanguard Group, Inc., owners of the fund, or any other person or entity from the use of the Standard & Poor’s 500 Index or any data included therein. S&P makes no express or implied warranties, representations or conditions, and expressly disclaims all warranties or conditions of merchantability or fitness for a particular purpose or use and any other express or implied warranty or condition with respect to the Standard & Poor’s 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor’s 500 Index or any data included therein, even if notified of the possibility of such damages.

36

Glossary of Investment Terms

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

37

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

38

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Institutional Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-6093

© 2012 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 854 042012

Vanguard Institutional Total Stock Market Index Fund
Prospectus

April 27, 2012

Institutional Shares & Institutional Plus Shares
Vanguard Institutional Total Stock Market Index Fund Institutional Shares (VITNX)
Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares (VITPX)

This prospectus contains financial data for the Fund through the fiscal year ended December 31, 2011.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary	1	Investing With Vanguard	21
More on the Fund	6	Purchasing Shares	21
The Fund and Vanguard	12	Converting Shares	24
Investment Advisor	12	Redeeming Shares	25
Dividends, Capital Gains, and Taxes	13	Exchanging Shares	28
Share Price	16	Frequent-Trading Limitations	28
Financial Highlights	18	Other Rules You Should Know	30
		Fund and Account Updates	33
		Contacting Vanguard	35
		Additional Information	36
		Glossary of Investment Terms	38

Fund Summary

Investment Objective

The Fund seeks to track the performance of a benchmark index that measures the investment return of the overall stock market.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold Institutional Shares or Institutional Plus Shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, such as business development companies. Business development company expenses are similar to the expenses paid by any operating company held by the Fund. They are not direct costs paid by Fund shareholders and are not used to calculate the Fund’s net asset value. They have no impact on the costs associated with fund operations. Acquired Fund Fees and Expenses are not included in the Fund’s financial statements, which provide a clearer picture of a fund’s actual operating costs.

Shareholder Fees
(Fees paid directly from your investment)
	Institutional	Institutional Plus
	Shares	Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Institutional Plus
	Shares	Shares
Management Expenses	0.040%	0.020%
12b-1 Distribution Fee	None	None
Other Expenses	None	None
Acquired Fund Fees and Expenses	0.007%	0.007%
Total Annual Fund Operating Expenses[1]	0.047%	0.027%

1 The Total Annual Fund Operating Expenses in this table have been restated to reflect current operating expenses for the Fund.

Examples

The following examples are intended to help you compare the cost of investing in the Fund’s Institutional Shares or Institutional Plus Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund’s shares. These examples assume that the Shares provide a return of 5% a year and that total annual fund operating expenses remain as stated in the preceding table. The results apply whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$5	$15	$27	$60
Institutional Plus Shares	$3	$9	$15	$35

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12%.

Primary Investment Strategies

The Fund employs an indexing investment approach designed to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of all the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. The Fund invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key characteristics. These key characteristics include industry weightings and market capitalization, as well as certain financial measures, such as price/earnings ratio and dividend yield.

Primary Risks

An investment in the Fund could lose money over short or even long periods. You should expect the Fund’s share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund’s performance could be hurt by:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

• Index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Annual Total Returns

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund‘s Institutional Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of the Fund‘s target index and other comparative indexes, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Institutional Total Stock Market Index Fund Institutional Shares

During the periods shown in the bar chart, the highest return for a calendar quarter was 16.96% (quarter ended June 30, 2009), and the lowest return for a quarter was –22.65% (quarter ended December 31, 2008).

Average Annual Total Returns for Periods Ended December 31, 2011
	1 Year	5 Years	10 Years
Vanguard Institutional Total Stock Market Index Fund Institutional Shares
Return Before Taxes	1.09%	0.35%	3.93%
Return After Taxes on Distributions	0.79	0.04	3.59
Return After Taxes on Distributions and Sale of Fund Shares	1.06	0.25	3.31
Vanguard Institutional Total Stock Market Index Fund Institutional Plus Shares
Return Before Taxes	1.11%	0.37%	3.95%
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
Dow Jones U.S. Total Stock Market Index	0.52%	0.28%	3.90%
Spliced Institutional Total Stock Market Index	1.08	0.29	3.88
MSCI US Broad Market Index	1.08	0.29	—

Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Institutional Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc.

Portfolio Manager

Michael Perre, Principal of Vanguard. He has managed the Fund since its inception in 2001.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The following table provides the Fund’s minimum initial and subsequent investment requirements.

Account Minimums	Institutional Shares	Institutional Plus Shares
To open and maintain an account	$100 million	$200 million
To add to an existing account	Generally $100 (other than	Generally $100 (other than
	by Automatic Investment	by Automatic Investment
	Plan, which has no	Plan, which has no
	established minimum).	established minimum).

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk® explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

Share Class Overview

This prospectus offers the Fund’s Institutional Shares and Institutional Plus Shares, which are for investors who invest a minimum of $100 million or $200 million, respectively. The Fund generally is not available through financial intermediaries.

Both share classes offered by the Fund have the same investment objective, strategies, and policies. However, different share classes have different expenses; as a result, their investment performances will differ.

A Similar But Distinct Vanguard Fund

The Fund offered by this prospectus should not be confused with Vanguard Total Stock Market Index Fund, a separate Vanguard fund that also seeks to track the performance of the MSCI US Broad Market Index. Both funds invest in representative samples of the stocks that make up the Index, but specific stocks held by the funds will differ. This index sampling strategy, combined with differences in the funds’ respective cash flows and expenses, is expected to produce slightly different investment performance by the funds. Although Vanguard Institutional Total Stock Market Index Fund offers lower expenses, investors should not necessarily expect this Fund to outperform Vanguard Total Stock Market Index Fund over any particular period of time. To obtain a prospectus for Vanguard Total Stock Market Index Fund, please call 800-662-7447.

Plain Talk About Fund Expenses

All mutual funds have operating expenses. These expenses, which are deducted from a fund’s gross income, are expressed as a percentage of the net assets of the fund. Assuming that operating expenses remain as stated in the Fees and
Expenses section, Vanguard Institutional Total Stock Market Index Fund’s
expense ratios would be as follows: for Institutional Shares, 0.047%, or $0.47 per
$1,000 of average net assets; for Institutional Plus Shares, 0.027%, or $0.27 per
$1,000 of average net assets. The average expense ratio for multi-cap core funds in 2011 was 1.18%, or $11.80 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry).

Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That’s because you, as a shareholder, pay a proportionate share of the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund’s performance.

Plain Talk About Business Development Companies and “Acquired Fund
Fees and Expenses”

A fund may invest in business development companies (BDCs), a special type of closed-end investment company that tends to invest in small, developing, financially troubled, and often private companies. Like an automaker, retailer, or any other operating company, a BDC incurs expenses such as employee salaries. These costs are not paid directly by a fund that owns shares in a BDC, just as the costs of labor and steel are not paid directly by a fund that owns shares in an automaker.

SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The
Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund’s board of trustees, which oversees the Fund’s management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80% of its assets in the stocks that make up its target index. The Fund may change its 80% policy only upon 60 days‘ notice to shareholders.

Market Exposure

The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund’s target index may, at times, become focused in stocks of a particular sector, category, or group of companies.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor‘s 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.

U.S. Stock Market Returns
(1926–2011)
	1 Year	5 Years	10 Years	20 Years
Best	54.2%	28.6%	19.9%	17.8%
Worst	–43.1	–12.4	–1.4	3.1
Average	11.7	9.9	10.5	11.2

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2011. You can see, for example, that although the average annual return on common stocks for all of the 5-year periods was 9.9%, average annual returns for individual 5-year periods ranged from –12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average annual returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.

Keep in mind that the S&P 500 Index tracks mainly large-cap stocks. Historically, mid-and small-cap stocks (such as those held by the Institutional Total Stock Market Index Fund) have been more volatile than—and at times have performed quite differently from—the large-cap stocks of the S&P 500 Index.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It’s important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no “official” definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. The asset-weighted median market capitalization of the Fund as of December 31, 2011, was $31.2 billion.

Security Selection

The Fund attempts to track the investment performance of a benchmark index that measures the return of a particular market segment. The Fund uses a sampling method of indexing, meaning that the Fund’s advisor, using computer programs, generally selects from a target index a representative sample of securities that will resemble the target index in terms of key risk factors and other characteristics. These include industry weightings, market capitalization, and other financial characteristics of stocks.

The Fund is subject to index sampling risk, which is the chance that the securities selected for the Fund, in the aggregate, will not provide investment performance matching that of the Fund’s target index. Index sampling risk for the Fund should be low.

Other Investment Policies and Risks

The Fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if the Fund’s agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the Fund’s board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

The Fund may invest in foreign securities to the extent necessary to carry out its investment strategy of holding a representitive sample of the stocks that make up the index it tracks. It is not expected that the Fund will invest more than 5% of its assets in foreign securities.

To track its target index as closely as possible, the Fund attempts to remain fully invested in stocks. To help stay fully invested and to reduce transaction costs, the Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold, oil, or wheat), or a market index (such as the S&P 500 Index). Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Cash Management

The Fund’s daily cash balance may be invested in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures

The Fund may temporarily depart from its normal investment policies and strategies when the advisor believes that doing so is in the Fund’s best interest, so long as the alternative is consistent with the Fund’s investment objective. For instance, the Fund may invest beyond its normal limits in derivatives or exchange-traded funds that are consistent with the Fund’s objective when those instruments are more favorably priced or provide needed liquidity, as might be the case when the Fund receives large cash flows that it cannot prudently invest immediately.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund’s shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, the fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor’s ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds and short-term bond funds) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund (other than money market funds and short-term bond funds) has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. These policies and procedures do not apply to Vanguard ETF® Shares because frequent trading in ETF Shares does not disrupt portfolio management or otherwise harm fund shareholders. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

• Each Vanguard fund reserves the right to reject any purchase request—including exchanges from other Vanguard funds—without notice and regardless of size. For example, a purchase request could be rejected because of a history of frequent trading by the investor or if Vanguard determines that such purchase may negatively affect a fund’s operation or performance.

• Each Vanguard fund (other than money market funds and short-term bond funds) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

• Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard’s transaction policies.

Each fund (other than money market funds), in determining its net asset value, will, when appropriate, use fair-value pricing, as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund generally seeks to invest for the long term, the Fund may sell securities regardless of how long they have been held. Generally, an index fund sells securities in response to redemption requests or to changes in the composition of its target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes typically do not change significantly from year to year. Turnover rates for mid- and small-cap index funds tend to be higher (although still relatively low, compared with actively managed stock funds) because the indexes they track are more likely to change as a result of companies merging, growing, or failing. The Financial Highlights section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for domestic stock funds was approximately 84%, as reported by Morningstar, Inc., on December 31, 2011.

Plain Talk About Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund’s expense ratio, could affect the fund’s future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.

The Fund and Vanguard

The Vanguard Group is a family of more than 170 mutual funds holding assets of approximately $1.6 trillion. All of the funds that are members of The Vanguard Group (other than funds of funds) share in the expenses associated with administrative services and business operations, such as personnel, office space, and equipment. The Institutional Total Stock Market Index Fund is not a member of The Vanguard Group, but is administered by Vanguard and pays Vanguard a fee to provide management, advisory, marketing, accounting, transfer agency, and other services.

Plain Talk About Vanguard’s Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds.
Most other mutual funds are operated by management companies that may be owned by one person, by a private group of individuals, or by public investors who own the management company’s stock. The management fees charged by these companies include a profit component over and above the companies’ cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds’ expenses low.

Investment Advisor

The Vanguard Group, Inc. (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as the advisor to the Fund through its Equity Investment Group. As of December 31, 2011, Vanguard served as advisor for approximately $1.3 trillion in assets.

The Fund has two agreements with Vanguard.

Management Agreement. Vanguard serves as the Fund’s advisor and provides a range of administrative services to the Fund under the terms of the Management Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on an annual rate of 0.015% of the Fund’s average daily net assets.

Shareholder Services Agreement. Vanguard provides a range of transfer agency and shareholder services to the Fund under the terms of the Shareholder Services Agreement. As part of this agreement, the Fund pays Vanguard a monthly fee based on the following annual rates:

Percentage of Daily Net Assets

Institutional Total Stock Market Index Fund Institutional Shares 0.025%

Institutional Total Stock Market Index Fund Institutional Plus Shares 0.005

For a discussion of why the board of trustees approved the Fund’s investment advisory arrangement, see the most recent semiannual report to shareholders covering the fiscal period ended June 30.

Vanguard’s Equity Investment Group is overseen by:

George U. Sauter, Chief Investment Officer and Managing Director of Vanguard. As Chief Investment Officer, he is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Since joining Vanguard in 1987, Mr. Sauter has been a key contributor to the development of Vanguard’s stock indexing and active quantitative equity investment strategies. He received his A.B. in Economics from Dartmouth College and an M.B.A. in Finance from the University of Chicago.

Sandip A. Bhagat, CFA, Principal of Vanguard and head of Vanguard’s Equity Investment Group. He has oversight responsibility for all active quantitative equity funds and all equity index funds managed by the Equity Investment Group. He has managed investment portfolios since 1987 and has been with Vanguard since 2009. He received his B.S. in Chemical Engineering from the University of Bombay, India, and an M.S. in Chemical Engineering and an M.B.A. from the University of Connecticut.

The manager primarily responsible for the day-to-day management of the Fund is:

Michael Perre, Principal of Vanguard. He has been with Vanguard since 1990; has managed investment portfolios since 1999; and has managed the Fund since its inception in 2001. Education: B.A., Saint Joseph’s University; M.B.A., Villanova University.

The Statement of Additional Information provides information about the portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

Dividends, Capital Gains, and Taxes

Fund Distributions

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed quarterly in March, June, September, and December; capital gains distributions, if any, generally occur annually in December. In addition, the Fund may occasionally make a supplemental distribution at some other time during the year. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund’s income from interest and dividends as well as capital gains from the fund’s sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them.
These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.

Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic federal income tax points:

• Distributions are taxable to you whether or not you reinvest these amounts in additional Fund shares.

• Distributions declared in December—if paid to you by the end of January—are taxable as if received in December.

• Any dividend and short-term gains distributions that you receive are taxable to you as ordinary income. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced tax rates on “qualified dividend income,”if any, distributed by the Fund. The special tax treatment of qualified dividend income will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

• Any distributions of net long-term capital gains are taxable to you as long-term capital gains, no matter how long you’ve owned shares in the Fund.

• Capital gains distributions may vary considerably from year to year as a result of the Fund‘s normal investment activities and cash flows.

• A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your tax return.

• Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about any tax consequences for you.

Plain Talk About “Buying a Dividend”

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on
December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares
x $1 = $250 in distributions), but you owe tax on the $250 distribution you received—even if you reinvest it in more shares. To avoid “buying a dividend,”
check a fund’s distribution schedule before you invest.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

• Provide us with your correct taxpayer identification number;

• Certify that the taxpayer identification number is correct; and

• Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds offered for sale in the United States (Vanguard U.S. funds), including the Fund offered in this prospectus, generally are not sold outside the United States, except to certain qualified investors. Non-U.S. investors should be aware that U.S. withholding and estate taxes and certain U.S. tax reporting requirements may apply to any investments in Vanguard U.S. funds. Foreign investors should visit the “Non-U.S. Investors” page on our website at vanguard.com for information on Vanguard’s non-U.S. products.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest the distribution and all future distributions until you provide us with a valid mailing address. Reinvestments will receive the net asset value calculated on the date of the reinvestment.

Share Price

Share price, also known as net asset value (NAV), is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Each share class has its own NAV, which is computed by dividing the total assets, minus liabilities, of the share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund‘s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund’s cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party. The values of any mutual fund shares held by a fund are based on the NAVs of the shares. The values of any ETF or closed-end fund shares held by a fund are based on the market value of the shares.

When a fund determines that market quotations either are not readily available or do not accurately reflect the value of a security, the security is priced at its fair value (the amount that the owner might reasonably expect to receive upon the current sale of the security). A fund also will use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund’s pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement), or country-specific or regional/global (e.g., natural disaster, economic or political news, act of terrorism, interest rate change). Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may be used for domestic securities—for example, if (1) trading in a security is halted and does not resume before the fund’s pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the NAV.

Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate the NAV may differ from quoted or published prices for the same securities.

Vanguard fund share prices are published daily on our website at vanguard.com/prices.

Financial Highlights

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been obtained from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report—along with the Fund’s financial statements—is included in the Fund‘s most recent annual report to shareholders. You may obtain a free copy of the latest annual or semiannual report online at vanguard.com or by contacting Vanguard by telephone or mail.

Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Fund’s Institutional Shares as an example. The
Institutional Shares began fiscal year 2011 with a net asset value (price) of $28.54 per share. During the year, each Institutional Share earned $0.532 from investment income (interest and dividends). There was a decline of $0.222 per share in the value of investments held or sold by the Fund, resulting in a net gain of $0.31 per share from investment operations.

Shareholders received $0.53 per share in the form of dividend distributions. A portion of each year’s distributions may come from the prior year’s income or capital gains.

The share price at the end of the year was $28.32, reflecting earnings of $0.31 per share and distributions of $0.53 per share. This was a decrease of $0.22 per share (from $28.54 at the beginning of the year to $28.32 at the end of the year).
For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 1.09% for the year.

As of December 31, 2011, the Institutional Shares had approximately $2.9 billion in net assets. For the year, the expense ratio was 0.042% ($0.42 per $1,000 of net assets), and the net investment income amounted to 1.93% of average net assets. The Fund sold and replaced securities valued at 12% of its net assets.

Institutional Total Stock Market Index Fund Institutional Shares
			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.54	$24.80	$19.68	$31.89	$30.71
Investment Operations
Net Investment Income	.532	.495	.483	.550	.547
Net Realized and Unrealized Gain (Loss)
on Investments	(.222)	3.741	5.120	(12.208)	1.179
Total from Investment Operations	.310	4.236	5.603	(11.658)	1.726
Distributions
Dividends from Net Investment Income	(.530)	(.496)	(.483)	(.552)	(.546)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.530)	(.496)	(.483)	(.552)	(.546)
Net Asset Value, End of Period	$28.32	$28.54	$24.80	$19.68	$31.89
Total Return	1.09%	17.28%	28.84% –36.90%		5.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,874	$2,248	$1,700	$1,106	$1,271
Ratio of Total Expenses to Average Net Assets[1]	0.042%	0.045%	0.045%	0.045%	0.045%
Ratio of Net Investment Income to
Average Net Assets	1.93%	1.95%	2.36%	2.12%	1.81%
Portfolio Turnover Rate[2]	12%	14%	13%	13%	10%

1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

Institutional Total Stock Market Index Fund Institutional Plus Shares

			Year Ended December 31,
For a Share Outstanding Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.54	$24.81	$19.68	$31.89	$30.71
Investment Operations
Net Investment Income	.537	.499	.487	.556	.553
Net Realized and Unrealized Gain (Loss)
on Investments	(.221)	3.732	5.130	(12.209)	1.179
Total from Investment Operations	.316	4.231	5.617	(11.653)	1.732
Distributions
Dividends from Net Investment Income	(.536)	(.501)	(.487)	(.557)	(.552)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.536)	(.501)	(.487)	(.557)	(.552)
Net Asset Value, End of Period	$28.32	$28.54	$24.81	$19.68	$31.89
Total Return	1.11%	17.25%	28.92%	–36.89%	5.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$16,087	$12,976	$10,520	$6,631	$8,599
Ratio of Total Expenses to Average Net Assets[1]	0.022%	0.025%	0.025%	0.025%	0.025%
Ratio of Net Investment Income to
Average Net Assets	1.95%	1.97%	2.38%	2.14%	1.83%
Portfolio Turnover Rate[2]	12%	14%	13%	13%	10%

1 Excludes the Acquired Fund Fees and Expenses shown under Annual Fund Operating Expenses, which are not direct costs paid by Fund shareholders.

2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the Fund’s capital shares.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without notice to shareholders. Please call or check online for current information.

Each fund you hold in an account is a separate “fund account.” For example, if you hold three funds in a nonretirement account titled in your own name, two funds in a nonretirement account titled jointly with your spouse, and one fund in an individual retirement account, you have six fund accounts—and this is true even if you hold the same fund in multiple accounts. Note that each reference to “you” in this prospectus applies to any one or more registered account owners or persons authorized to transact on your account.

Purchasing Shares

Vanguard reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a fund account, or to add to an existing fund account.

Investment minimums may differ for certain categories of investors.

Account Minimums

To open and maintain an account. Institutional Shares—$100 million; Institutional Plus Shares—$200 million.

Certain Vanguard institutional clients may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This aggregation policy does not apply to clients receiving special administrative services from Vanguard or to omnibus accounts maintained by financial intermediaries.

Add to an existing account. Generally $100 (other than by Automatic Investment Plan, which has no established minimum).

How to Initiate a Purchase Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your purchase request.

Online. You may open certain types of accounts, request a purchase of shares, and request an exchange through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to begin the account registration process or request that the account-opening forms be sent to you. You may also call Vanguard to request a purchase of shares in your account. See Contacting Vanguard.

By mail. You may send Vanguard your account registration form and check to open a new fund account. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from a transaction confirmation or your account statement), with a deposit slip (available online), or with a written request. You may also send a written request to Vanguard to make an exchange. For a list of Vanguard addresses, see Contacting Vanguard.

How to Pay for a Purchase

By electronic bank transfer. You may purchase shares of a Vanguard fund through an electronic transfer of money from a bank account. To establish the electronic bank transfer option on an account, you must designate the bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can purchase shares by electronic bank transfer on a regular schedule (Automatic Investment Plan) or from time to time. Your purchase request can be initiated online (if you are a registered user of vanguard.com), by telephone, or by mail.

By wire. Wiring instructions vary for different types of purchases. Please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Initiate a Purchase Request: By mail. Make your check payable to Vanguard and include the appropriate fund number (e.g., Vanguard—xx). For a list of Fund numbers (for share classes in this prospectus), see Additional Information.

By exchange. You may purchase shares of a Vanguard fund using the proceeds from the simultaneous redemption of shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See Exchanging Shares.

Trade Date

The trade date for any purchase request received in good order will depend on the day and time Vanguard receives your request, the manner in which you are paying, and the type of fund you are purchasing. Your purchase will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the New York Stock Exchange (NYSE) is open for trading (a business day).

For purchases by check into all funds other than money market funds, and for purchases by exchange, wire, or electronic bank transfer (not using an Automatic Investment Plan) into all funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the same day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the next business day.

For purchases by check into money market funds: If the purchase request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date for the purchase will be the next business day. If the purchase request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date for the purchase will be the second business day following the day Vanguard receives the purchase request. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date for the purchase will be one business day later than for other funds.

For purchases by electronic bank transfer using an Automatic Investment Plan: Your trade date generally will be one business day before the date you designated for withdrawal from your bank account.

If your purchase request is not accurate and complete, it may be rejected. See Other Rules You Should Know—Good Order.

For further information about purchase transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Purchase Rules You Should Know

Check purchases. All purchase checks must be written in U.S. dollars and must be drawn on a U.S. bank. Vanguard does not accept cash, traveler’s checks, or money orders. In addition, Vanguard may refuse “starter checks” and checks that are not made payable to Vanguard.

New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without notice, to close your account or take such other steps as we deem reasonable.

Refused or rejected purchase requests. Vanguard reserves the right to stop selling fund shares or to reject any purchase request at any time and without notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund’s operation or performance.

Large purchases. Please call Vanguard before attempting to invest a large dollar amount.

No cancellations. Vanguard will not accept your request to cancel any purchase request once processing has begun. Please be careful when placing a purchase request.

Converting Shares

When a conversion occurs, you receive shares of one class in place of shares of another class of the same fund. At the time of conversion, the dollar value of the “new” shares you receive equals the dollar value of the “old” shares that were converted. In other words, the conversion has no effect on the value of your investment in the fund at the time of the conversion. However, the number of shares you own after the conversion may be greater than or less than the number of shares you owned before the conversion, depending on the net asset values of the two share classes.

A conversion between share classes of the same fund is a nontaxable event.

Trade Date

The trade date for any conversion request received in good order will depend on the day and time Vanguard receives your request. Your conversion will be executed using the NAVs of the different share classes on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For a conversion request received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. For a conversion request received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day. See Other Rules You Should Know.

Conversions From Institutional Shares to Institutional Plus Shares

You may convert Institutional Shares to Institutional Plus Shares of the Fund, provided that your account balance is at least $200 million.

Mandatory Conversions to Institutional Shares

If an account no longer meets the balance requirements for Institutional Plus Shares, Vanguard may automatically convert the shares in the account to Institutional Shares. A decline in the account balance because of market movement may result in such a conversion. Vanguard will notify the investor in writing before any mandatory conversion occurs.

Redeeming Shares

How to Initiate a Redemption Request

Be sure to check Exchanging Shares, Frequent-Trading Limitations, and Other Rules You Should Know before placing your redemption request.

Online. You may request a redemption of shares or request an exchange through our website at vanguard.com if you are a registered user.

By telephone. You may call Vanguard to request a redemption of shares or an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. See Contacting Vanguard.

How to Receive Redemption Proceeds

By electronic bank transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated online, by telephone, or by mail.

By wire. To receive your proceeds by wire, you may instruct Vanguard to wire your redemption proceeds ($100 minimum) to a previously designated bank account. To establish the wire redemption option, you generally must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form.

By exchange. You may have the proceeds of a Vanguard fund redemption invested directly in shares of another Vanguard fund. You may initiate an exchange online (if you are a registered user of vanguard.com), by telephone, or by written request. See

Exchanging Shares.

By check. If you have not chosen another redemption method, Vanguard will mail you a redemption check, generally payable to all registered account owners, normally within two business days of your trade date, generally to the address of record.

Trade Date

The trade date for any redemption request received in good order will depend on the day and time Vanguard receives your request and the manner in which you are redeeming. Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for trading (a business day).

For redemptions by check, exchange, or wire: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

• Note on timing of wire redemptions from money market funds: For telephone requests received by Vanguard on a business day before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds generally will leave Vanguard by the close of business the same day. For telephone requests received by Vanguard on a business day after those cut-off times, or on a nonbusiness day, and for all requests other than by telephone, the redemption proceeds generally will leave Vanguard by the close of business on the next business day.

• Note on timing of wire redemptions from all other funds: For requests received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the redemption proceeds generally will leave Vanguard by the close of business on the next business day. For requests received by Vanguard on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the redemption proceeds generally will leave Vanguard by the close of business on the second business day after Vanguard receives the request.

For redemptions by electronic bank transfer using an Automatic Withdrawal Plan: Your trade date generally will be the date you designated for withdrawal of funds (redemption of shares) from your Vanguard account. Proceeds of redeemed shares generally will be credited to your designated bank account two business days after your trade date. If the date you designated for withdrawal of funds from your Vanguard account falls on a weekend, holiday, or other nonbusiness day, your trade date generally will be the previous business day.

For redemptions by electronic bank transfer not using an Automatic Withdrawal Plan: If the redemption request is received by Vanguard on a business day before the close of regular trading on the NYSE (generally 4 p.m., Eastern time), the trade date will be the same day. If the redemption request is received on a business day after the close of regular trading on the NYSE, or on a nonbusiness day, the trade date will be the next business day.

If your redemption request is not accurate and complete, it may be rejected. If we are unable to send your redemption proceeds by wire or electronic bank transfer because the receiving institution rejects the transfer, Vanguard will make additional efforts to complete your transaction. If Vanguard is still unable to complete the transaction, we may send the proceeds of the redemption to you by check, generally payable to all registered account owners, or use your proceeds to purchase new shares of the fund from which you sold shares for the purpose of the wire or electronic bank transfer transaction. See Other Rules You Should Know—Good Order.

For further information about redemption transactions, consult our website at vanguard.com or see Contacting Vanguard.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limitations for information about Vanguard’s policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Address change. If you change your address online or by telephone, there may be up to a 14-day restriction on your ability to request check redemptions online and by telephone. You can request a redemption in writing at any time. Confirmations of address changes are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, or wire your redemption proceeds, to a different person or send it to a different address. However, this generally requires the written consent of all registered account owners and may require a signature guarantee or a notarized signature. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.

No cancellations. Vanguard will not accept your request to cancel any redemption request once processing has begun. Please be careful when placing a redemption request.

Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares

An exchange occurs when you use the proceeds from the redemption of shares of one Vanguard fund to simultaneously purchase shares of a different Vanguard fund. You can make exchange requests online (if you are a registered user of vanguard.com), by telephone, or by written request. See Purchasing Shares and Redeeming Shares.

If the NYSE is open for regular trading (generally until 4 p.m., Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. See Other Rules You Should Know—Good Order for additional information on all transaction requests.

Vanguard will not accept your request to cancel any exchange request once processing has begun. Please be careful when placing an exchange request.

Please note that Vanguard reserves the right, without notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. See Frequent-Trading Limitations for additional restrictions on exchanges.

Frequent-Trading Limitations

Because excessive transactions can disrupt management of a fund and increase the fund’s costs for all shareholders, the board of trustees of each Vanguard fund places certain limits on frequent trading in the funds. Each Vanguard fund (other than money market funds and short-term bond funds) limits an investor’s purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account. ETF Shares are not subject to these frequent-trading limits.

For Vanguard Retirement Investment Program pooled plans, the limitations apply to exchanges made online or by phone.

These frequent-trading limitations do not apply to the following:

• Purchases of shares with reinvested dividend or capital gains distributions.

• Transactions through Vanguard’s Automatic Investment Plan, Automatic Exchange

Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online®.

• Redemptions of shares to pay fund or account fees.

• Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transaction requests submitted by fax, if otherwise permitted, are subject to the limitations.)

• Transfers and reregistrations of shares within the same fund.

• Purchases of shares by asset transfer or direct rollover.

• Conversions of shares from one share class to another in the same fund.

• Checkwriting redemptions.

• Section 529 college savings plans.

• Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard’s funds of funds are subject to the limitations.)

For participants in employer-sponsored defined contribution plans,* the frequent-trading limitations do not apply to:

• Purchases of shares with participant payroll or employer contributions or loan repayments.

• Purchases of shares with reinvested dividend or capital gains distributions.

• Distributions, loans, and in-service withdrawals from a plan.

• Redemptions of shares as part of a plan termination or at the direction of the plan.

• Automated transactions executed during the first six months of a participant’s enrollment in the Vanguard Managed Account Program.

• Redemptions of shares to pay fund or account fees.

• Share or asset transfers or rollovers.

• Reregistrations of shares.

• Conversions of shares from one share class to another in the same fund.

• Exchange requests submitted by written request to Vanguard. (Exchange requests submitted by fax, if otherwise permitted, are subject to the limitations.)

* The following Vanguard fund accounts are subject to the frequent-trading limitations: SEP-IRAs, SIMPLE IRAs, certain Individual 403(b)(7) Custodial Accounts, and Vanguard Individual 401(k) Plans.

Accounts Held by Institutions (Other Than Defined Contribution Plans)

Vanguard will systematically monitor for frequent trading in institutional clients’ accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client’s accounts the 60-day policy previously described, prohibiting a client’s purchases of fund shares, and/or revoking the client’s exchange privilege.

Accounts Held by Intermediaries

When intermediaries establish accounts in Vanguard funds for the benefit of their clients, we cannot always monitor the trading activity of the individual clients. However, we review trading activity at the intermediary (omnibus) level, and if we detect suspicious activity, we will investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary, including for the benefit of certain of the intermediary’s clients. Intermediaries also may monitor their clients’ trading activities with respect to Vanguard funds.

For those Vanguard funds that charge purchase and/or redemption fees, intermediaries will be asked to assess these fees on client accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading limitations may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading limitations. If you invest with Vanguard through an intermediary, please read that firm’s materials carefully to learn of any other rules or fees that may apply.

Other Rules You Should Know

Prospectus and Shareholder Report Mailings

Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one summary prospectus (or prospectus) and/or shareholder report when two or more shareholders have the same last name and address. You may request individual prospectuses and reports by contacting our Client Services Department in writing, by telephone, or online.

Vanguard.com

Registration. If you are a registered user of vanguard.com, you can review your account holdings; buy, sell, or exchange shares of most Vanguard funds; and perform most other transactions online. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, prospectuses, and shareholder reports electronically. If you are a registered user of vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “Account Profile.” You can revoke your electronic consent at any time online, and we will begin to send paper copies of these documents within 30 days of receiving your revocation.

Telephone Transactions

Automatic. When we set up your account, we’ll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account®. To obtain fund and account information through Vanguard’s automated telephone service, you must first establish a Personal Identification Number (PIN) by calling Tele-Account at 800-662-6273.

Proof of a caller’s authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

• Authorization to act on the account (as the account owner or by legal documentation or other means).

• Account registration and address.

• Fund name and account number, if applicable.

• Other information relating to the caller, the account owner, or the account.

Good Order

We reserve the right to reject any transaction instructions that are not in “good order.” Good order generally means that your instructions:

• Are provided by the person(s) authorized in accordance with Vanguard’s policies and procedures to access the account and request transactions.

• Include the fund name and account number.

• Include the amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

• Signature guarantees or notarized signatures, if required for the type of transaction.

(Call Vanguard for specific requirements.)

• Any supporting documentation that may be required.

The requirements vary among types of accounts and transactions. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Vanguard reserves the right, without notice, to revise the requirements for good order.

Future Trade-Date Requests

Vanguard does not accept requests to hold a purchase, conversion, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Purchasing Shares, Converting Shares, Redeeming Shares, and Exchanging Shares. Vanguard reserves the right to return future-dated purchase checks.

Accounts With More Than One Owner

If an account has more than one owner or authorized person, Vanguard generally will accept instructions from any one owner or authorized person.

Responsibility for Fraud

Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact Vanguard immediately about any transactions or changes to your account that you believe to be unauthorized.

Uncashed Checks

Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Dormant Accounts

If your account has no activity in it for a period of time, Vanguard may be required to transfer it to a state under the state’s abandoned property law.

Unusual Circumstances

If you experience difficulty contacting Vanguard online or by telephone, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms

You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor. Please consult your financial intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply.

Please see Frequent-Trading Limitations—Accounts Held by Intermediaries for information about the assessment of any purchase or redemption fees and the monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right to convert an investor’s Institutional Plus Shares to Institutional Shares of the Fund if the investor’s fund account balance falls below the minimum initial investment for any reason, including market fluctuation. In addition, the Fund reserves the right to liquidate an investor’s Institutional Shares if the investor’s fund account balance falls below the minimum initial investment for that share class. Any such conversion or redemption will be preceded by written notice to the investor.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Share Classes

Vanguard reserves the right, without notice, to change the eligibility requirements of its share classes, including the types of clients who are eligible to purchase each share class.

Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation of your trade date and the amount of your transaction when you buy, sell, exchange, or convert shares. However, we will not send confirmations reflecting only checkwriting redemptions or the reinvestment of dividend or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on a confirmation statement, or Vanguard will consider the transaction properly processed.

Portfolio Summaries

We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, transfers, and conversions for the current calendar quarter. Promptly review each summary that we provide to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary, or Vanguard will consider the transaction properly processed.

Tax Information Statements

For most accounts, we are required to provide annual tax forms to assist you in preparing your income tax returns. These forms, which are generally mailed in January, will report the previous year’s dividends, capital gains distributions, proceeds from the sale of shares from taxable accounts, and distributions from IRAs and other retirement plans. Registered users of vanguard.com can also view these forms online. Vanguard may also provide you with additional tax-related documentation. For more information, consult our website at vanguard.com or see Contacting Vanguard.

Annual and Semiannual Reports

We will send (or provide online, whichever you prefer) reports about Vanguard Institutional Total Stock Market Index Fund twice a year, in February and August. These reports include overviews of the financial markets and provide the following specific Fund information:

• Performance assessments and comparisons with industry benchmarks.

• Financial statements with listings of Fund holdings.

Portfolio Holdings

We generally post on our website at vanguard.com, in the Portfolio section of the Fund’s Portfolio & Management page, a detailed list of the securities held by the Fund as of the end of the most recent calendar quarter. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund’s total assets that each of these holdings represents, as of the end of the most recent calendar quarter. This list is generally updated within 15 calendar days after the end of each calendar quarter. Please consult the Fund’s Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund’s portfolio holdings.

Contacting Vanguard

Web
Vanguard.com	For the most complete source of Vanguard news
24 hours a day, 7 days a week	For fund, account, and service information
For most account transactions
For literature requests

Phone
Vanguard Tele-Account® 800-662-6273	For automated fund and account information
(ON-BOARD)	Toll-free, 24 hours a day, 7 days a week

Investor Information 800-662-7447 (SHIP) For fund and service information

(Text telephone for people with hearing	For literature requests
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Client Services 800-662-2739 (CREW)	For account information
(Text telephone for people with hearing	For most account transactions
impairment at 800-749-7273)	Hours of operation: Monday–Friday, 8 a.m. to 10 p.m.,
Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
Institutional Division	For information and services for large institutional investors
888-809-8102	Hours of operation: Monday–Friday, 8:30 a.m. to 9 p.m.,
Eastern time
Intermediary Sales Support	For information and services for financial intermediaries
800-997-2798	including broker-dealers, trust institutions, insurance
companies, and financial advisors
Hours of operation: Monday–Friday, 8:30 a.m. to 7 p.m.,
Eastern time

Vanguard Addresses

Please be sure to use the correct address. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)	The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110
Regular Mail (Institutions)	The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900
Registered, Express, or Overnight	The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

Additional Information

	Inception	Newspaper	Vanguard	CUSIP
	Date	Abbreviation Fund Number		Number
Institutional Total Stock Market Index Fund
Institutional Shares	8/31/2001	InstTStIdx	870	922040308
Institutional Plus Shares	5/31/2001	InstTStPlus	871	922040407

CFA® is a trademark owned by CFA Institute.

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THIS FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNER OF THIS FUND. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THIS FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THIS FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Glossary of Investment Terms

Acquired Fund. Any mutual fund, business development company, closed-end investment company, or other pooled investment vehicle whose shares are owned by a fund.

Active Management. An investment approach that seeks to exceed the average returns of a particular financial market or market segment. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Cash Investments. Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills and notes, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker’s acceptances.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company’s profits, some of which may be paid out as dividends.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund’s investments.

Dow Jones U.S. Total Stock Market Index. An index that represents the entire U.S. stock market and tracks more than 5,000 stocks.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is generally measured from the inception date.

Indexing. A low-cost investment strategy in which a mutual fund attempts to track—rather than outperform—a specified market benchmark or “index.”

Median Market Capitalization. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Price/Earnings (P/E) Ratio. The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

Principal. The face value of a debt instrument or the amount of money put into an investment.

Securities. Stocks, bonds, money market instruments, and other investments.

Spliced Institutional Total Stock Market Index. An index that reflects the performance of the Dow Jones U.S. Total Stock Market Index through April 8, 2005, and the performance of the MSCI US Broad Market Index thereafter.

Total Return. A percentage change, over a specified time period, in a mutual fund’s net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund’s volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment’s price.

This page intentionally left blank.

This page intentionally left blank.

Institutional Division P.O. Box 2900 Valley Forge, PA 19482-2900

Connect with Vanguard® > vanguard.com

For More Information

If you would like more information about Vanguard Institutional Total Stock Market Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund and is incorporated by reference into (and thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900

Telephone: 800-662-7447 (SHIP); Text telephone for people with hearing impairment: 800-749-7273

If you are a client of Vanguard’s Institutional Division:

The Vanguard Group

Institutional Investor Information Department P.O. Box 2900 Valley Forge, PA 19482-2900 Telephone: 888-809-8102; Text telephone for people with hearing impairment: 800-749-7273

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

Client Services Department

Telephone: 800-662-2739 (CREW); Text telephone for people with hearing impairment: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

Fund’s Investment Company Act file number: 811-6093

© 2012 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

I 871 042012

PART B

VANGUARD® INSTITUTIONAL INDEX FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2012

This Statement of Additional Information is not a prospectus but should be read in conjunction with a Fund’s current prospectus (dated April 27, 2012). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Fund’s financial statements as hereby incorporated by reference, please contact The Vanguard Group, Inc. (Vanguard).

Phone: Institutional Investor Services Department at 888-809-8102 Online: vanguard.com

TABLE OF CONTENTS
Description of the Trust	B-1
Fundamental Policies	B-3
Investment Strategies and Nonfundamental Policies	B-4
Share Price	B-17
Purchase and Redemption of Shares	B-18
Management of the Funds	B-19
Investment Advisory Services	B-30
Portfolio Transactions	B-32
Proxy Voting Guidelines	B-33
Financial Statements	B-39

DESCRIPTION OF THE TRUST

Vanguard Institutional Index Funds (the Trust) currently offers the following funds and classes (identified by ticker symbol):

Share Classes[1]
Institutional
Vanguard Fund[2]	Institutional	Plus
Institutional Index Fund	VINIX	VIIIX
Institutional Total Stock Market Index Fund	VITNX	VITPX
1 Individually, a class; collectively, the classes.
2 Individually, a Fund; collectively, the Funds.

The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.

Organization

The Trust was organized as a Pennsylvania business trust in 1990 and was reorganized as a Delaware statutory trust in 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Funds are classified as diversified within the meaning of the 1940 Act.

Service Providers

Custodians. State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (for the Institutional Index Fund), and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109 (for the Institutional Total Stock Market Index Fund), serve as the Funds’ custodians. The custodians are responsible for maintaining the Funds’ assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds‘ independent registered public accounting firm. The independent registered public accounting firm audits the Funds‘ annual financial statements and provides other related services.

Transfer and Dividend-Paying Agent. The Funds‘ transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.

Characteristics of the Funds‘ Shares

Restrictions on Holding or Disposing of Shares. There are no restrictions on the right of shareholders to retain or dispose of a Fund’s shares, other than those described in the Fund’s current prospectus and elsewhere in this Statement of Additional Information. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share classes will continue indefinitely.

Shareholder Liability. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. This means that a shareholder of a Fund generally will not be personally liable for payment of the Fund’s debts. Some state courts, however, may not apply Delaware law on this point. We believe that the possibility of such a situation arising is remote.

Dividend Rights. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights. Shareholders are entitled to vote on a matter if (1) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (2) the trustees determine that it is necessary or desirable to obtain a shareholder vote; (3) a merger or consolidation, share conversion, share exchange, or sale of assets is proposed and a shareholder vote is required by the 1940 Act to approve the transaction; or (4) a shareholder vote is required under the 1940 Act. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund’s net assets, to change any fundamental policy of a Fund, and to enter into certain merger transactions. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.

Liquidation Rights. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund’s net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund’s net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

Preemptive Rights. There are no preemptive rights associated with the Funds‘ shares.

Conversion Rights. Shareholders of each Fund may convert their shares into another class of shares of the same Fund upon the satisfaction of any then applicable eligibility requirements as described in the Fund’s prospectus.

Redemption Provisions. Each Fund’s redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

Sinking Fund Provisions. The Funds have no sinking fund provisions.

Calls or Assessment. Each Fund’s shares, when issued, are fully paid and non-assessable.

Tax Status of the Fund

Each Fund expects to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, the Fund will, in some cases, be able to cure such failure, including by paying a fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund is ineligible to or otherwise does not cure such failure for any year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.

FUNDAMENTAL POLICIES

Each Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Fund’s net assets voted, so long as shares representing more than 50% of the Fund’s net assets are present or represented by proxy; or (2) more than 50% of the Fund’s net assets.

Borrowing. Each Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Commodities. Each Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Diversification. With respect to 75% of its total assets, each Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U.S. government or its agencies or instrumentalities.

Industry Concentration. Each Fund will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry, except as may be necessary to approximate the composition of its target index.

Investment Objective. The investment objective of each Fund may not be materially changed without a shareholder vote.

Loans. Each Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Real Estate. Each Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate; or (2) backed or secured by real estate or interests in real estate.

Senior Securities. Each Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

Underwriting. Each Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.

Compliance with the fundamental policies previously described is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see “Investment Strategies and Nonfundamental Policies.”

INVESTMENT STRATEGIES AND NONFUNDAMENTAL POLICIES

Some of the investment strategies and policies described on the following pages and in each Fund’s prospectus set forth percentage limitations on a Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment strategies and policies.

The following investment strategies and policies supplement each Fund’s investment strategies and policies set forth in the prospectus. With respect to the different investments discussed as follows, a Fund may acquire such investments to the extent consistent with its investment strategies and policies.

Borrowing. A fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a fund is subject to such redemption option and is called for redemption, the fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), certain swap agreements may be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations could, among other things, increase the costs of such transactions. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund’s advisor will succeed. The counterparties to the funds’ derivatives will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds’ advisors, however, will monitor and adjust, as appropriate, the funds’ credit risk exposure to derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

The use of derivatives generally involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Exchange-Traded Funds. A fund may purchase shares of exchange-traded funds (ETFs), including ETF Shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or marketwide “circuit breakers” (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage), if the shares are delisted from the exchange without first being listed on another exchange, or if the listing exchange’s officials deem such action appropriate in the interest of a fair and orderly market or to protect investors.

Most ETFs are investment companies. Therefore, a fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Vanguard ETF®* Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard funds. A fund’s investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading “Other Investment Companies,” except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

* U.S. Pat. No. 6,879,964 B2; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the fund, including, but not limited to, the risk that a fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund’s portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a fund that invests primarily in foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities – Foreign Currency Transactions,” a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

Foreign Securities — Foreign Currency Transactions. The value in U.S. dollars of a fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives.

Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities — Foreign Investment Companies. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.” A futures transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term “commodity pool operator.” A fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts — Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.

A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the fund.

Interfund Borrowing and Lending. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan money if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund’s interfund loans to any one fund shall not exceed 5% of the lending fund’s net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investing for Control. The Vanguard funds invest in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, they do not seek to acquire enough of a company’s outstanding voting stock to have control over management decisions. The Vanguard funds do not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

Other Investment Companies. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but also, indirectly, may bear the similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by fund shareholders and are not used to calculate the fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a fund that holds a BDC will need to overstate what the fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a fund’s financial statements, which provide a clearer picture of a fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the fund, but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities due to the fact that preferred stock may trade less frequently and in more limited volume.

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) loan interests and other direct debt instruments, (5) municipal lease obligations, (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act, and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund that it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the fund’s right to repurchase the securities. If the fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, Vanguard funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are very low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund’s total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks-to-market” on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund’s investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A fund bears the risk that there may be a delay in the return of the securities, which may impair the fund’s ability to vote on such a matter.

Pursuant to Vanguard’s securities lending policy, Vanguard’s fixed income and money market funds are not permitted to, and do not, lend their investment securities.

Swap Agreements. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, OTC swaps in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. As previously noted, under the Dodd-Frank Act, certain swaps that may be used by a fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Tax Matters — Federal Tax Discussion. Discussion herein of U.S. federal income tax matters summarizes some of the important, generally applicable U.S. federal tax considerations relevant to investment in a fund based on the IRC, U.S. Treasury regulations, and other applicable authority. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. A shareholder should consult his or her tax professional regarding the particular situation for information on the possible application of U.S. federal, state, local, foreign, and other taxes.

Tax Matters — Federal Tax Treatment of Derivatives, Hedging, and Related Transactions. A fund's transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the fund's hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that affect the treatment of gains or losses recognized by the fund as ordinary or capital. These transactions may also accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding period of the fund’s securities.

Tax Matters — Federal Tax Treatment of Futures Contracts. A fund generally must recognize for federal income tax purposes, as of the end of each taxable year, any net unrealized gains and losses on certain futures contracts, as well as any gains and losses actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income—i.e., dividends, interest, income derived from securities loans, gains from the sale of securities or foreign currencies, or other income derived with respect to the fund’s business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund’s other investments and shareholders will be advised on the nature of the distributions.

Tax Matters — Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign-currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat, as capital gain or loss, foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and that are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a “section 988 hedging transaction” (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund that is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as a capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described within this policy.

Tax Matters — Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund’s total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign income taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund. Similarly, if, at the close of each quarter of a fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the fund in connection with foreign securities held directly by the fund or held by a regulated investment company in which the fund invests that itself has elected to pass through such taxes to shareholders.

Tax Matters — Tax Considerations for Non-U.S. Investors. U.S. withholding and estate taxes may apply to any investments made by non-U.S. investors in Vanguard funds.

Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

SHARE PRICE

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its net asset value, or NAV, that is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests. However, on those days the value of a Fund’s assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

The Exchange typically observes the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day (Washington’s Birthday); Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund’s prospectus.

Each Fund reserves the right at its sole discretion to impose a purchase fee if the purchase, in the opinion of the advisor, would disrupt the efficient management of the Fund. Lump-sum purchases may be considered disruptive, for example, if the advisor incurs significant transaction costs in purchasing securities needed to match the investment performance of the respective benchmark index. If such purchases can be offset by redemptions of shares by other shareholders, such fee may be waived or reduced. A prospective investor may determine whether a fee will be charged by calling his/her client representative or plan sponsor in advance of his/her purchase.

Exchange of Securities for Shares of a Fund. In certain circumstances, shares of a Fund may be purchased “in kind” (i.e., in exchange for securities, rather than for cash). The securities tendered as part of an in-kind purchase must be included in the Index tracked by the Fund and must have a total market value of $1 million or more. In addition, each position must have a market value of $10,000 or more. Such securities also must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable. Securities accepted by the Fund will be valued, as set forth in the Fund’s prospectus, as of the time of the next determination of net asset value after such acceptance. Shares of a Fund are issued at net asset value determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending upon the cost of the securities tendered.

A Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund’s weightings to become imbalanced with respect to the weightings of the securities included in the target Index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security); and (6) the value of any such security being exchanged will not exceed 5% of the Fund’s net assets immediately prior to the transaction.

Investors interested in purchasing Fund shares in kind should contact Vanguard.

Redemption of Shares

The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund’s prospectus.

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; or (3) for such other periods as the SEC may permit.

The Trust has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period.

If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

The Funds do not charge redemption fees. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Funds.

Right to Change Policies

Vanguard reserves the right, without notice, to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services if Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if Vanguard reasonably believes a fraudulent transaction may occur or has occurred; (4) temporarily freeze any account and/or suspend account services upon initial notification to Vanguard of the death of the shareholder until Vanguard receives required documentation in good order; (5) alter, impose, discontinue, or waive any purchase fee, redemption fee, account service fee, or other fees charged to a group of shareholders; and (6) redeem an account or suspend account privileges, without the owner’s permission to do so, in cases of threatening conduct or activity Vanguard believes to be suspicious, fraudulent, or illegal. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, Vanguard reasonably believes they are deemed to be in the best interest of a fund.

Investing With Vanguard Through Other Firms

Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf (collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund’s instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the NAV next determined after the order is received by the Authorized Agent.

MANAGEMENT OF THE FUNDS

Vanguard

The Funds employ Vanguard to provide investment advisory, administrative, and shareholder services. Vanguard is a jointly owned subsidiary of a group of more than 170 funds (member funds) that obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services to several of the Vanguard funds. The Funds are not member funds and, therefore, separately contract with Vanguard for the services provided.

Vanguard, Vanguard Marketing Corporation (VMC), the funds’ advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds.

Management and Distribution Agreement. The Trust has entered into a Management and Distribution Agreement with Vanguard and VMC, 400 Devon Park Drive, A39, Wayne, PA 19087, on behalf of the Funds. Under this Agreement, Vanguard manages the investment and reinvestment of each Fund’s assets and continuously reviews, supervises, and administers each Fund’s investment program; and VMC manages and performs distribution functions for services of a marketing and promotional nature including, but not limited to, providing advertising, sales literature, and sales personnel. Vanguard also provides a range of other administrative services necessary to each Fund’s day-to-day operations. In return, each Fund pays a management and distribution fee at the end of each month. This fee is calculated by applying a monthly rate, based on the annual percentage rate of 0.015%, to the average daily net assets of the applicable Fund. Vanguard discharges its responsibilities as investment advisor, and VMC discharges its role as distributor, subject to the supervision and control of each Fund’s officers and trustees.

Shareholder Services Agreement. Each Fund receives certain services from Vanguard pursuant to a Shareholder Services Agreement between Vanguard and the Trust. In return, each Fund pays Vanguard a shareholder services fee at the end of each month, based on certain annual percentage rates applied to the average daily net assets of each Fund’s separate share classes as follows:

Vanguard Institutional Index Fund—Institutional Shares:	0.025%
Vanguard Institutional Index Fund—Institutional Plus Shares:	0.005%
Vanguard Institutional Total Stock Market Index Fund—Institutional Shares:	0.025%
Vanguard Institutional Total Stock Market Index Fund—Institutional Plus Shares:	0.005%

During the fiscal years ended December 31, 2009, 2010, and 2011, the Funds paid the following amounts to Vanguard for management, distribution, and shareholder services:

Vanguard Fund	2009	2010	2011
Institutional Index Fund	$23,132,000	$30,493,000	$33,177,000
Institutional Total Stock Market Index Fund	2,712,000	3,691,000	4,155,000

Officers and Trustees

Each Vanguard fund is governed by the board of trustees of its trust and a single set of officers. Consistent with the board’s corporate governance principles, the trustees believe that their primary responsibility is oversight of the management of each fund for the benefit of its shareholders, not day-to-day management. The trustees set broad policies for the funds; select investment advisors; monitor fund operations, regulatory compliance, performance, and costs; nominate and select new trustees; and elect fund officers. Vanguard manages the day-to-day operations of the funds under the direction of the board of trustees.

The trustees play an active role, as a full board and at the committee level, in overseeing risk management for the funds. The trustees delegate the day-to-day risk management of the funds to various groups, including portfolio review, investment management, risk management, compliance, legal, fund accounting, and fund financial services. These groups provide the trustees with regular reports regarding investment, valuation, liquidity, and compliance, as well as the risks associated with each. The trustees also oversee risk management for the funds through regular interactions with the funds’ internal and external auditors.

The full board participates in the funds’ risk oversight, in part, through the Vanguard funds’ compliance program, which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; communications and disclosure; reporting and accounting; oversight of service providers; fund governance; and codes of ethics, insider trading controls, and protection of nonpublic information. The program seeks to identify and assess risk through various methods, including through regular interdisciplinary communications between compliance professionals and business personnel who participate on a daily basis in risk management on behalf of the funds. The funds’ chief compliance officer regularly provides reports to the board in writing and in person.

The audit committee of the board, which is composed of all independent trustees, oversees management of financial risks and controls. The audit committee serves as the channel of communication between the independent auditors of the funds and the board with respect to financial statements and financial-reporting processes, systems of internal control, and the audit process. The head of internal audit reports directly to the audit committee and provides reports to the committee in writing and in person on a regular basis. Although the audit committee is responsible for overseeing the management of financial risks, the entire board is regularly informed of these risks through committee reports.

All of the trustees bring to each fund’s board a wealth of executive leadership experience derived from their service as executives (in many cases chief executive officers), board members, and leaders of diverse public operating companies, academic institutions, and other organizations. In determining whether an individual is qualified to serve as a trustee of the funds, the board considers a wide variety of information about the trustee, and multiple factors contribute to the board’s decision. Each trustee is determined to have the experience, skills, and attributes necessary to serve the funds and their shareholders because each trustee demonstrates an exceptional ability to consider complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, and contribute effectively to the deliberations of the board. The board also considers the individual experience of each trustee and determines that the trustee’s professional experience, education, and background contribute to the diversity of perspectives on the board. The business acumen, experience, and objective thinking of the trustees are considered invaluable assets for Vanguard management and, ultimately, the Vanguard funds’ shareholders. The specific roles and experience of each board member that factor into this determination are presented on the following pages. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

				Principal Occupation(s)	Number of
			Vanguard	and Outside Directorships	Vanguard Funds
		Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth		Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Interested Trustee[1]
F. William	McNabb	Chairman of the	July 2009	Mr. McNabb has served as Chairman of the Board of	179
III(1957)		Board, Chief		Vanguard and of each of the investment companies
		Executive Officer,		served by Vanguard, since January 2010; Trustee of
		and President		each of the investment companies served by
Vanguard, since 2009; Director of Vanguard since
2008; and Chief Executive Officer and President of
Vanguard and of each of the investment companies
served by Vanguard, since 2008. Mr. McNabb also
serves as Director of Vanguard Marketing Corporation.
Mr. McNabb served as a Managing Director of
Vanguard from 1995 to 2008.

1 Mr. McNabb is considered an “interested person,” as defined in the 1940 Act, because he is an officer of the Trust.

Independent Trustees
Emerson U. Fullwood	Trustee	January 2008	Mr. Fullwood is the former Executive Chief Staff and	179
(1948)			Marketing Officer for North America and Corporate
			Vice President (retired 2008) of Xerox Corporation
			(document management products and services).
			Previous positions held at Xerox by Mr. Fullwood
			include President of the Worldwide Channels Group,
			President of Latin America, Executive Chief Staff Officer
			of Developing Markets, and President of Worldwide
			Customer Services. Mr. Fullwood is the Executive in
			Residence and 2010 Distinguished Minett Professor at
			the Rochester Institute of Technology. Mr. Fullwood
			serves as a director of SPX Corporation (multi-industry
			manufacturing), Amerigroup Corporation (managed
			health care), the University of Rochester Medical
			Center, Monroe Community College Foundation, the
			United Way of Rochester, and North Carolina A&T
			University.

Rajiv L. Gupta	Trustee	December 2001	Mr. Gupta is the former Chairman and Chief Executive	179
(1945)			Officer (retired 2009) and President (2006–2008) of
			Rohm and Haas Co. (chemicals). Mr. Gupta serves as a
			director of Tyco International, Ltd. (diversified
			manufacturing and services), Hewlett-Packard
			Company (electronic computer manufacturing), and
			Delphi Automotive LLP (automotive components); as
			Senior Advisor at New Mountain Capital; and as a
			trustee of The Conference Board.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Amy Gutmann	Trustee	June 2006	Dr. Gutmann has served as the President of the	179
(1949)			University of Pennsylvania since 2004. She is the
			Christopher H. Browne Distinguished Professor of
			Political Science in the School of Arts and Sciences with
			secondary appointments at the Annenberg School for
			Communication and the Graduate School of Education
			at the University of Pennsylvania. Dr. Gutmann also
			serves as a director of Carnegie Corporation of New
			York, Schuylkill River Development Corporation, and
			Greater Philadelphia Chamber of Commerce; and as a
			trustee of the National Constitution Center.
			Dr. Gutmann is Chair of the Presidential Commission
			for the Study of Bioethical Issues.

JoAnn Heffernan Heisen	Trustee	July 1998	Ms. Heisen is the former Corporate Vice President	179
(1950)			and Chief Global Diversity Officer (retired 2008)
			and a former Member of the Executive Committee
			(1997–2008) of Johnson & Johnson (pharmaceuticals/
			medical devices/consumer products). Ms. Heisen
			served as Vice President and Chief Information Officer
			of Johnson & Johnson from 1997 to 2005. Ms. Heisen
			serves as a director of Skytop Lodge Corporation
			(hotels), the University Medical Center at Princeton,
			the Robert Wood Johnson Foundation, and the Center
			for Talent Innovation; and as a member of the advisory
			board of the Maxwell School of Citizenship and Public
			Affairs at Syracuse University.

F. Joseph Loughrey	Trustee	October 2009	Mr. Loughrey is the former President and Chief	179
(1949)			Operating Officer (retired 2009) and Vice Chairman of
			the Board (2008–2009) of Cummins Inc. (industrial
			machinery). Mr. Loughrey serves as a director of
			SKF AB (industrial machinery), Hillenbrand, Inc.
			(specialized consumer services), the Lumina
			Foundation for Education, and Oxfam America; and as
			Chairman of the Advisory Council for the College of
			Arts and Letters and Member of the Advisory Board to
			the Kellogg Institute for International Studies at the
			University of Notre Dame. Mr. Loughrey served as a
			director of Sauer-Danfoss Inc. (machinery) from 2000
			to 2010, of Cummins Inc. from 2005 to 2009, and of
			Tower Automotive Inc. (manufacturer of automobile
			components) from 1994 to 2007.

Mark Loughridge	Trustee	March 2012	Mr. Loughridge has served as Senior Vice President	179
(1953)			and Chief Financial Officer at IBM (information
			technology services) since 2004. Mr. Loughridge also
			serves as a fiduciary member of IBM’s Retirement Plan
			Committee. Previous positions held by Mr. Loughridge
			since joining IBM in 1977 include Senior Vice President
			and General Manager of Global Financing (2002–2004),
			Vice President and Controller (1998–2002), and a
			variety of management roles.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Scott C. Malpass	Trustee	March 2012	Mr. Malpass has served as Chief Investment Officer	179
(1962)			since 1989 and Vice President since 1996 at the
			University of Notre Dame. Mr. Malpass serves as an
			Assistant Professor of Finance at the Mendoza College
			of Business at the University of Notre Dame and is a
			member of the Notre Dame 403(b) Investment
			Committee. Mr. Malpass also serves on the board of
			TIFF Advisory Services, Inc. (investment advisor), and
			as a member of the investment advisory committees
			of the Financial Industry Regulatory Authority (FINRA)
			and of Major League Baseball.

André F. Perold	Trustee	December 2004	Dr. Perold is the former George Gund Professor of	179
(1952)			Finance and Banking at the Harvard Business School
			(retired 2011). Dr. Perold serves as Chief Investment
			Officer and Managing Partner of HighVista Strategies
			LLC (private investment firm). Dr. Perold also serves as
			a director of Rand Merchant Bank and as an overseer
			of the Museum of Fine Arts Boston. From 2003 to
			2009, Dr. Perold served as chairman of the board of
			UNX, Inc. (equities trading firm).

Alfred M. Rankin, Jr.	Lead	January 1993	Mr. Rankin serves as Chairman, President, and Chief	179
(1941)	Independent		Executive Officer of NACCO Industries, Inc. (forklift
	Trustee		trucks/housewares/lignite). Mr. Rankin also serves as a
			director of Goodrich Corporation (industrial products/
			aircraft systems and services) and the National
			Association of Manufacturers; Chairman of the Board of
			the Federal Reserve Bank of Cleveland and of University
			Hospitals of Cleveland; and Advisory Chairman of the
			Board of The Cleveland Museum of Art.

Peter F. Volanakis(1955)	Trustee	July 2009	Mr. Volanakis is the retired President and Chief	179
			Operating Officer (retired 2010) of Corning
			Incorporated (communications equipment).
			Mr. Volanakis served as a director of Corning
			Incorporated (2000–2010) and of Dow Corning (2001–
			2010). Mr. Volanakis serves as a director of SPX
			Corporation (multi-industry manufacturing), as an
			Overseer of the Amos Tuck School of Business
			Administration at Dartmouth College, and as an
			Advisor to the Norris Cotton Cancer Center.

Executive Officers
Glenn Booraem	Controller	July 2010	Mr. Booraem, a Principal of Vanguard, has served as	179
(1967)			Controller of each of the investment companies served
			by Vanguard, since 2010. Mr. Booraem served as
			Assistant Controller of each of the investment
			companies served by Vanguard, from 2001 to 2010.

Thomas J. Higgins	Chief Financial	September 2008	Mr. Higgins, a Principal of Vanguard, has served as Chief	179
(1957)	Officer		Financial Officer of each of the investment companies
			served by Vanguard, since 2008. Mr. Higgins served as
			Treasurer of each of the investment companies served
			by Vanguard, from 1998 to 2008.

			Principal Occupation(s)	Number of
		Vanguard	and Outside Directorships	Vanguard Funds
	Position(s)	Funds’ Trustee/	During the Past Five Years	Overseen by
Name, Year of Birth	Held with Funds	Officer Since	and Other Experience	Trustee/Officer
Executive Officers
Kathryn J. Hyatt	Treasurer	November 2008	Ms. Hyatt, a Principal of Vanguard, has served as	179
(1955)			Treasurer of each of the investment companies served
by Vanguard, since 2008. Ms. Hyatt served as
Assistant Treasurer of each of the investment
companies served by Vanguard, from 1988 to 2008.

Heidi Stam	Secretary	July 2005	Ms. Stam has served as a Managing Director of	179
(1956)			Vanguard since 2006; General Counsel of Vanguard
since 2005; Secretary of Vanguard and of each of the
investment companies served by Vanguard, since
2005; and Director and Senior Vice President of
Vanguard Marketing Corporation since 2005. Ms. Stam
served as a Principal of Vanguard from 1997 to 2006.

All but one of the trustees are independent. The independent trustees designate a lead independent trustee. The lead independent trustee is a spokesperson and principal point of contact for the independent trustees and is responsible for coordinating the activities of the independent trustees, including calling regular executive sessions of the independent trustees; developing the agenda of each meeting together with the chairman; and chairing the meetings of the independent trustees, including the meetings of the audit, compensation, and nominating committees.

The independent trustees appoint the chairman of the board. The roles of chairman of the board and chief executive officer currently are held by the same person; as a result, the chairman of the board is an “interested” trustee. The independent trustees generally believe that the Vanguard funds’ chief executive officer is best qualified to serve as chairman and that fund shareholders benefit from this leadership structure through accountability and strong day-to-day leadership.

Board Committees: The Trust's board has the following committees:

n Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund. All independent trustees serve as members of the committee. The committee held five meetings during the Funds‘ last fiscal year.

n Compensation Committee: This committee oversees the compensation programs established by each fund for the benefit of its trustees. All independent trustees serve as members of the committee. The committee held three meetings during the Funds‘ last fiscal year.

n Nominating Committee: This committee nominates candidates for election to the board of trustees of each fund. The committee also has the authority to recommend the removal of any trustee. All independent trustees serve as members of the committee. The committee held five meetings during the Funds‘ last fiscal year.

The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

Trustee Compensation

The same individuals serve as trustees of all Vanguard funds. The Institutional Index Funds’ trustees receive no compensation directly from the Funds. However, Vanguard is responsible for paying the trustees for their service to the Funds under the terms of the Management and Distribution Agreement. The Funds’ officers are compensated by Vanguard, not the Funds.

Independent Trustees. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

n The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

n The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

n Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee’s separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees’ former retirement plan. Each eligible trustee’s separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

“Interested” Trustee. Mr. McNabb serves as trustee, but is not paid in this capacity. He is, however, paid in his role as an officer of Vanguard.

Compensation Table. The following table provides compensation details for each of the trustees. The table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds. (Mark Loughridge and Scott C. Malpass are not included in the table because they did not serve as trustees until March 22, 2012.)

VANGUARD INSTITUTIONAL INDEX FUNDS
TRUSTEES’ COMPENSATION TABLE

		Pension or	Accrued Annual	Total Compensation
	Aggregate	Retirement Benefits	Retirement	From All
	Compensation	Accrued as Part of	Benefit at	Vanguard Funds
Trustee	from these Funds	these Funds’ Expenses	January 1, 2012[1]	Paid to Trustees[2]
F. William McNabb III	—	—	—	—
Emerson U. Fullwood	—	—	—	$210,000
Rajiv L. Gupta	—	—	—	210,000
Amy Gutmann	—	—	—	210,000
JoAnn Heffernan Heisen	—	—	$5,231	210,000
F. Joseph Loughrey	—	—	—	210,000
André F. Perold	—	—	—	210,000
Alfred M. Rankin, Jr.	—	—	10,251	240,000
Peter F. Volanakis	—	—	—	210,000

1 Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee’s retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.

2 The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 180 Vanguard funds for the 2011 calendar year.

Ownership of Fund Shares

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee’s ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2011. (Mark Loughridge and Scott C. Malpass are not included in the table because they did not serve as trustees as of December 31, 2011.)

		Dollar Range	Aggregate Dollar Range of
		of Fund Shares	Vanguard Fund Shares
Vanguard Fund	Name of Trustee	Owned by Trustee	Owned by Trustee
Institutional Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

Institutional Total Stock Market Index Fund	Emerson U. Fullwood	—	Over $100,000
	Rajiv L. Gupta	—	Over $100,000
	Amy Gutmann	—	Over $100,000
	JoAnn Heffernan Heisen	—	Over $100,000
	F. Joseph Loughrey	—	Over $100,000
	F. William McNabb III	—	Over $100,000
	André F. Perold	—	Over $100,000
	Alfred M. Rankin, Jr.	—	Over $100,000
	Peter F. Volanakis	—	Over $100,000

As of March 31, 2012, the trustees and officers of the funds owned, in the aggregate, less than 1% of each class of each fund’s outstanding shares.

As of March 31, 2012, the following owned of record 5% or more of the outstanding shares of each class:

Vanguard Institutional Index Fund—Institutional Shares: Fidelity Investments Institutional Operations Co. Inc., Covington, KY (10.04%); National Financial Services Corp., New York, NY (5.39%); Vanguard Institutional Index Fund—Institutional Plus Shares: Fidelity Investments Institutional Operations Co., Inc., Covington, KY (12.27%); National Financial Services Corp., New York, NY (9.25%); Vanguard Institutional Total Stock Market Index Fund—Institutional Shares: National Financial Services Corp., New York, NY (7.32%); Charles Schwab & Co., Inc., San Francisco, CA (6.20%); Cincinnati Bell Inc. for Cincinnati Bell Pension Plans Trust, Cincinnati, OH (5.67%); Wells Fargo Bank NA FBO Port Authority of NY/NJ PFM Advisors, Minneapolis, MN (5.64%); Fidelity Investments Institutional Operations Co. Inc., Covington, KY (5.45%); Legacy Heritage Investors I LLC, New York, NY (5.25%); Little Co of Mary Hospital & Health Care Centers Inc., Evergreen Park, IL (5.18%); Vanguard Institutional Total Stock Market Index Fund—Institutional Plus Shares: NY College Savings Program Aggressive Growth Portfolio, Newton, MA (8.98%); State Street Bank & Trust Co. TR Fed Reserve System Trust, Newark, NJ (7.62%); NY College Savings Program Moderate Growth Portfolio, Newton, MA (5.39%).

Portfolio Holdings Disclosure Policies and Procedures

Introduction

Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund’s investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.

The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice at their sole discretion. For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.

Online Disclosure of Ten Largest Stock Holdings

Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund’s ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represents of the fund’s total assets as of the end of the most recent calendar quarter (quarter-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund’s ten largest stock portfolio holdings as of the end of the most recent month (month-end ten largest stock holdings) online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 10 business days after the end of the month. Together, the quarter-end and month-end ten largest stock holdings are referred to as the ten largest stock holdings. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.

Online Disclosure of Complete Portfolio Holdings

Each of the Vanguard funds, excluding Vanguard money market funds and Vanguard Market Neutral Fund, generally will seek to disclose the fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, 30 calendar days after the end of the calendar quarter. In accordance with Rule 2a-7 under the 1940 Act, each of the Vanguard money market funds will disclose the fund’s complete portfolio holdings as of the last business day of the prior month online at vanguard.com, in the “Portfolio” section of the fund’s Portfolio & Management page, no later than the fifth business day of the current month. The complete portfolio holdings information for money market funds will remain available online for at least six months after the initial posting. Vanguard Market Neutral Fund generally will seek to disclose the Fund’s complete portfolio holdings as of the end of the most recent calendar quarter online at vanguard.com, in the “Portfolio” section of the Fund’s Portfolio & Management page, 60 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard’s Portfolio Review Department will review complete portfolio holdings before online disclosure is made and, except with respect to the complete portfolio holdings of the Vanguard money market funds, may withhold any portion of the fund’s complete portfolio holdings from online disclosure when deemed to be in the best interests of the fund after consultation with a Vanguard fund’s investment advisor.

Disclosure of Complete Portfolio Holdings to Service Providers Subject to Confidentiality and Trading Restrictions

Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations; financial printers; proxy voting service providers; pricing information vendors; third parties that deliver analytical, statistical, or consulting services; and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Abel/Noser Corporation; Advisor Software, Inc.; Alcom Printing Group Inc.; Apple Press, L.C.; Bloomberg L.P.; Brilliant Graphics, Inc.; Broadridge Financial Solutions, Inc.; Brown Brothers Harriman & Co.; FactSet Research Systems Inc.; Innovation Printing & Communications; Institutional Shareholder Services, Inc.; Intelligencer Printing Company; Investment Technology Group, Inc.; Lipper, Inc.; Markit WSO Corporation; McMunn Associates Inc.; Oce’ Business Services, Inc.; Reuters America Inc.; R.R. Donnelley, Inc.; State Street Bank and Trust Company; Triune Color Corporation; and Tursack Printing Inc.

Disclosure of Complete Portfolio Holdings to Vanguard Affiliates and Certain Fiduciaries Subject to Confidentiality and Trading Restrictions

Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons’ continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm, or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund’s current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.

The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Currently, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in each fund’s Statement of Additional Information.

Disclosure of Portfolio Holdings to Broker-Dealers in the Normal Course of Managing a Fund’s Assets

An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer’s legal obligation not to use or disclose material nonpublic information concerning the fund’s portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Disclosure of Nonmaterial Information

The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the end of the most recent calendar quarter (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.

An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. Approved Vanguard Representatives may at their sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. “Approved Vanguard Representatives” include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard’s Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.

Currently, Vanguard nonmaterial portfolio holdings information is disclosed to KPMG LLP and R.V. Kuhns & Associates.

Disclosure of Portfolio Holdings Related Information to the Issuer of a Security for Legitimate Business Purposes

Vanguard, at its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard’s Portfolio Review or Legal Department.

Disclosure of Portfolio Holdings as Required by Applicable Law

Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.

Prohibitions on Disclosure of Portfolio Holdings

No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule 38a-1 under the 1940 Act). Furthermore, Vanguard’s management, at its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.

Prohibitions on Receipt of Compensation or Other Consideration

The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person from paying or receiving any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. “Consideration” includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.

INVESTMENT ADVISORY SERVICES

The Funds receive all investment advisory services from Vanguard, through its Equity Investment Group. These services are provided by an experienced advisory staff employed directly by Vanguard.

During the fiscal years ended December 31, 2009, 2010, and 2011, the Funds paid the following amounts to Vanguard for management, distribution, and shareholder services:

Vanguard Fund	2009	2010	2011
Institutional Index Fund	$23,132,000	$30,493,000	$33,177,000
Institutional Total Stock Market Index Fund	2,712,000	3,691,000	4,155,000

Other Accounts Managed

Donald M. Butler manages the Institutional Index Fund; as of December 31, 2011, the Fund held assets of $94 billion. As of December 31, 2011, Mr. Butler also managed nine other registered investment companies with total assets of $58 billion, and one other pooled investment vehicle with total assets of $2.7 billion (none of which had advisory fees based on account performance).

Michael Perre manages the Institutional Total Stock Market Index Fund; as of December 31, 2011, the Fund held assets of $19 billion. As of December 31, 2011, Mr. Perre also managed all or a portion of eight other registered investment companies with total assets of $80 billion, and one other account with total assets of $6.2 billion (none of which had advisory fees based on account performance).

Material Conflicts of Interest

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple accounts may give rise to potential conflicts of interest, including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

Each Fund’s portfolio manager is a Vanguard employee. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2011, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of the fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in the fund’s portfolio. For each Fund, the performance factor depends on how closely the portfolio manager tracks the Fund’s benchmark index over a one-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

Ownership of Securities

Vanguard employees, including portfolio managers, allocate their investments among the various Vanguard funds based on their own individual investment needs and goals. Vanguard employees, as a group, invest a sizeable portion of their personal assets in Vanguard funds. As of December 31, 2011, Vanguard employees collectively invested more than

$2.9 billion in Vanguard funds. F. William McNabb III, Chairman of the Board, Chief Executive Officer, and President of Vanguard and the Vanguard funds, and George U. Sauter, Chief Investment Officer and Managing Director of Vanguard, invest substantially all of their personal financial assets in Vanguard funds.

As of December 31, 2011, the portfolio managers did not own any shares of the Funds they managed.

Duration and Termination of Investment Advisory Agreement

The Management and Distribution Agreement, which governs the investment advisory services provided to each Fund, is renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund’s outstanding voting securities. The Agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the Fund upon sixty (60) days’ written notice to Vanguard and VMC, (2) by a vote of a majority of the Fund’s outstanding voting securities upon 60 days’ written notice to Vanguard and VMC, or (3) by Vanguard or VMC upon ninety (90) days’ written notice to the Fund.

PORTFOLIO TRANSACTIONS

The advisor decides which securities to buy and sell on behalf of a Fund and then selects the brokers or dealers that will execute the trades on an agency basis or the dealers with whom the trades will be effected on a principal basis. For each trade, the advisor must select a broker-dealer that it believes will provide “best execution.” Best execution does not necessarily mean paying the lowest spread or commission rate available. In seeking best execution, the SEC has said that an advisor should consider the full range of a broker-dealer’s services. The factors considered by the advisor in seeking best execution include, but are not limited to, the broker-dealer’s execution capability; clearance and settlement services; commission rate; trading expertise; willingness and ability to commit capital; ability to provide anonymity; financial responsibility; reputation and integrity; responsiveness; access to underwritten offerings and secondary markets; and access to company management, as well as the value of any research provided by the broker-dealer. In assessing which broker-dealer can provide best execution for a particular trade, the advisor also may consider the timing and size of the order and available liquidity and current market conditions. Subject to applicable legal requirements, the advisor may select a broker based partly on brokerage or research services provided to the advisor and its clients, including the Funds. The advisor may cause a Fund to pay a higher commission than other brokers would charge if the advisor determines in good faith that the amount of the commission is reasonable in relation to the value of services provided. The advisor also may receive brokerage or research services from broker-dealers that are provided at no charge in recognition of the volume of trades directed to the broker. To the extent research services or products may be a factor in selecting brokers, services and products may include written research reports analyzing performance or securities; discussions with research analysts; meetings with corporate executives to obtain oral reports on company performance; market data; and other products and services that will assist the advisor in its investment decision-making process. The research services provided by brokers through which a Fund effects securities transactions may be used by the advisor in servicing all of its accounts, and some of the services may not be used by the advisor in connection with the Fund.

During the fiscal years ended December 31, 2009, 2010, and 2011, the Funds paid the following approximate amounts in brokerage commissions:

Vanguard Fund	2009	2010	2011
Institutional Index Fund[1]	$2,835,000	$1,407,000	$1,215,000
Institutional Total Stock Market Index Fund	942,000	713,000	741,000

1 The realization of gains, increased cash flow, and portfolio adjustments related to index reconstitution were significant during the Institutional Index Fund’s fiscal year 2009, resulting in higher brokerage commissions for that period.

Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of a Fund and one or more of an advisor’s other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities may be aggregated by the advisor and the purchased securities or sale proceeds may be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Funds‘ board of trustees.

As of December 31, 2011, each Fund held securities of its “regular brokers or dealers,” as that term is defined in Rule 10b-1 of the 1940 Act, as follows:

Vanguard Fund	Regular Broker or Dealer (or Parent)	Aggregate Holdings
Institutional Index Fund	Citigroup Global Markets Inc.	$628,166,000
	Goldman, Sachs & Co.	363,597,000
	Morgan Stanley	183,386,000
Institutional Total Stock Market Index Fund	Citigroup Global Markets Inc.	103,918,000
	Goldman, Sachs & Co.	58,803,000
	Jefferies & Company, Inc.	2,434,000
	Morgan Stanley	29,600,000

PROXY VOTING GUIDELINES

The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), made up of senior officers of Vanguard and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these procedures and guidelines to the extent that they call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes the guidelines have been approved by the Board of Directors of Vanguard.

The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund’s investments—and those of fund shareholders—over the long term. Although the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.

For ease of reference, the procedures and guidelines often refer to all funds. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting some or all of its shares if doing so would be in the fund’s and its shareholders’ best interests. These circumstances may arise, for example, if the expected cost of voting exceeds the expected benefits of voting, if exercising the vote would result in the imposition of trading or other restrictions, or if a fund (or all Vanguard-advised funds in the aggregate) were to own more than a maximum percentage of a company’s stock (as determined by the company’s governing documents).

In evaluating proxy proposals, we consider information from many sources, including, but not limited to, the investment advisor for the fund, the management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company’s board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund’s Board.

While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund’s vote in a manner that, in the Committee’s view, will maximize the value of the fund’s investment, subject to the individual circumstances of the fund.

I. The Board of Directors

A. Election of directors

Good governance starts with a majority-independent board, whose key committees are made up entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

Although the funds will generally support the board’s nominees, the following factors will be taken into account in determining each fund’s vote:

Factors For Approval	Factors Against Approval
Nominated slate results in board made up of a majority of	Nominated slate results in board made up of a majority of
independent directors.	non-independent directors.
All members of Audit, Nominating, and Compensation	Audit, Nominating, and/or Compensation committees include
committees are independent of management.	non-independent members.
Incumbent board member failed to attend at least 75% of meetings in the previous year.
Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. Contested director elections

In the case of contested board elections, we will evaluate the nominees’ qualifications, the performance of the incumbent board, and the rationale behind the dissidents’ campaign, to determine the outcome that we believe will maximize shareholder value.

C. Classified boards

The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures in which only part of the board is elected each year.

II. Approval of Independent Auditors

The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management’s recommendation for the ratification of the auditor, except in instances in which audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.

III. Compensation Issues

A. Stock-based compensation plans

Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders with the interests of management, employees, and directors. The funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company’s employees. However, we will evaluate compensation proposals in the context of several factors (a company’s industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company’s other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

The following factors will be among those considered in evaluating these proposals:

Factors For Approval	Factors Against Approval
Company requires senior executives to hold a minimum amount	Total potential dilution (including all stock-based plans) exceeds 15% of
of company stock (frequently expressed as a multiple of salary).	shares outstanding.
Company requires stock acquired through option exercise to be	Annual option grants have exceeded 2% of shares outstanding.
held for a certain period of time.
Compensation program includes performance-vesting awards,	Plan permits repricing or replacement of options without
indexed options, or other performance-linked grants.	shareholder approval.
Concentration of option grants to senior executives is limited	Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).
Stock-based compensation is clearly used as a substitute for	Plan contains automatic share replenishment (evergreen) feature.
cash in delivering market-competitive total pay.

B. Bonus plans

Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.

C. Employee stock purchase plans

The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan amount to less than 5% of the outstanding shares.

D. Executive severance agreements (golden parachutes)

Although executives’ incentives for continued employment should be more significant than severance benefits, there are instances—particularly in the event of a change in control—in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive’s salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus—or where severance is guaranteed absent a change in control—should be submitted for shareholder approval.

IV. Corporate Structure and Shareholder Rights

The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders’ ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

The funds’ positions on a number of the most commonly presented issues in this area are as follows:

A. Shareholder rights plans (poison pills)

A company’s adoption of a so-called poison pill effectively limits a potential acquirer’s ability to buy a controlling interest without the approval of the target’s board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:

Factors For Approval	Factors Against Approval
Plan is relatively short-term (3-5 years).	Plan is long term (>5 years).
Plan requires shareholder approval for renewal.	Renewal of plan is automatic or does not require shareholder approval.
Plan incorporates review by a committee of independent	Ownership trigger is less than 15%.
directors at least every three years (so-called TIDE provisions).
Plan includes permitted-bid/qualified-offer feature (chewable	Classified board.
pill) that mandates a shareholder vote in certain situations.
Ownership trigger is reasonable (15-20%).	Board with limited independence.
Highly independent, non-classified board.

B. Cumulative voting

The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.

C. Supermajority vote requirements

The funds support shareholders’ ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.

D. Right to call meetings and act by written consent

The funds support shareholders’ right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.

E. Confidential voting

The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.

F. Dual classes of stock

We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. Corporate and Social Policy Issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are “ordinary business matters” that are primarily the responsibility of management and should be evaluated and approved solely by the corporation’s board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund’s investment and management is not responsive to the matter.

VI. Voting in Foreign Markets

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund’s votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund’s portfolio companies. We will evaluate issues presented to shareholders for each fund’s foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.

Many foreign markets require that securities be “blocked” or reregistered to vote at a company’s meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances in which the issues presented are unlikely to have a material impact on shareholder value.

VII. Voting Shares of a Company that has an Ownership Limitation

Certain companies have provisions in their governing documents that restrict stock ownership in excess of a specified limit. The ownership limit may be applied at the individual fund level or across all Vanguard-advised funds. Typically, these ownership restrictions are included in the governing documents of real estate investment trusts, but may be included in other companies’ governing documents.

A company’s governing documents normally allow the company to grant a waiver of these ownership limits, which would allow a fund (or all Vanguard-advised funds) to exceed the stated ownership limit. Sometimes a company will grant a waiver without restriction. From time to time, a company may grant a waiver only if a fund (or funds) agrees to not vote the company’s shares in excess of the normal specified limit. In such a circumstance, a fund may refrain from voting shares if owning the shares beyond the company’s specified limit is in the best interests of the fund and its shareholders.

VIII. Voting on a Fund’s Holdings of Other Vanguard Funds

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

IX. The Proxy Voting Group

The Board has delegated the day-to-day operations of the funds’ proxy voting process to the Proxy Voting Group, which the Committee oversees. Although most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, at the Board’s or the Committee’s discretion, such action is warranted.

The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

X. The Proxy Oversight Committee

The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard.

The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse himself or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness, and Vanguard’s Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, at its sole discretion, to be in the best interests of each fund’s shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.

The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard’s website at vanguard.com.

You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard’s website at vanguard.com or the SEC’s website at sec.gov.

FINANCIAL STATEMENTS

Each Fund’s Financial Statements for the fiscal year ended December 31, 2011, appearing in the Funds‘ 2011 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference into this Statement of Additional Information. For a more complete discussion of each Fund’s performance, please see the Funds‘ Annual and Semiannual Reports to Shareholders, which may be obtained without charge.

“FTSE®” and “FTSE4Good ™”are trademarks jointly owned by the London Stock Exchange plc and The Financial Times Limited and are used by FTSE International Limited under license. “GEIS” and “All-World” are trademarks of FTSE International Limited. The FTSE4Good US Select Index, FTSE Global Equity Index Series (GEIS), FTSE All-World ex US Index, FTSE All-World Index, FTSE High Dividend Yield Index, and FTSE Global Small Cap ex US Index are calculated by FTSE International Limited. FTSE International Limited does not sponsor, endorse, or promote the fund; is not in any way connected to it; and does not accept any liability in relation to its issue, operation, and trading. Russell is a trademark of The Frank Russell Company. Standard & Poor’s®, S&P ®, S&P 500 ®, Standard & Poor’s 500, 500 ®, S&P MidCap 400 ®, and S&P SmallCap 600 ®are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by The Vanguard Group, Inc. The Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by S&P or its Affiliates, and S&P and its Affiliates make no representation, warranty, or condition regarding the advisability of buying, selling, or holding units/shares in the funds. Vanguard ETFs are not sponsored, endorsed, sold, or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of Vanguard ETFs or any member of the public regarding the advisability of investing in securities generally or in Vanguard ETFs particularly or the ability of the Barclays Capital Index to track general bond market performance. Barclays Capital hereby expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect to the Barclays Capital Index and any data included therein. Barclays Capital’s only relationship to Vanguard and Vanguard ETFs is the licensing of the Barclays Capital Index which is determined, composed, and calculated by Barclays Capital without regard to Vanguard or the Vanguard ETFs. Barclays Capital is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of Vanguard ETFs to be issued. CFA® and Chartered Financial Analyst ® are trademarks owned by CFA Institute.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THESE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THE FUNDS, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SAI 094 042012

PART C

VANGUARD INSTITUTIONAL INDEX FUNDS

OTHER INFORMATION

Item 28. Exhibits

(a)	Articles of Incorporation, Amended and Restated Agreement and Declaration of Trust, filed on April 29, 2010, Post-Effective Amendment No. 50, are hereby incorporated by reference.
(b)	By-Laws, filed on April 28, 2011, Post-Effective Amendment No. 51, are hereby incorporated by reference.
(c)	Instruments Defining Rights of Security Holders, reference is made to Articles III and V of the Registrant’s Amended and Restated Agreement and Declaration of Trust, refer to Exhibit (a) above.
(d)	Investment Advisory Contract, The Vanguard Group, Inc., provides investment advisory services to the Funds pursuant to the Management and Distribution Agreement, filed on May 26, 2011, Post-Effective Amendment No. 53, is hereby incorporated by reference.
(e)	Underwriting Contracts, not applicable.
(f)	Bonus or Profit Sharing Contracts, reference is made to the section entitled “Management of the Funds” in Part B of this Registration Statement.
(g)	Custodian Agreements, for Brown Brothers Harriman & Co., filed on April 29, 2010, Post- Effective Amendment No. 50; and for State Street Bank and Trust Company, filed on April 28, 2011, Post-Effective Amendment No. 51, are hereby incorporated by reference.
(h)	Other Material Contracts, Shareholder Services Agreement, filed on May 26, 2011, Post- Effective Amendment No. 53, is hereby incorporated by reference.
(i)	Legal Opinion, not applicable.
(j)	Other Opinions, Consent of Independent Registered Public Accounting Firm, is filed herewith.
(k)	Omitted Financial Statements, not applicable.
(l)	Initial Capital Agreements, not applicable.
(m)	Rule 12b-1 Plan, not applicable.
(n)	Rule 18f-3 Plan, is filed herewith.
(o)	Reserved.
(p)	Code of Ethics, for The Vanguard Group, Inc., filed on April 29, 2010, Post-Effective Amendment No. 50, is hereby incorporated by reference.

Item 29. Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by or under common control with any person.

Item 30. Indemnification

The Registrant’s organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacities. Article VII, Section 2 of the Amended and Restated Agreement and Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee’s or officer’s office with the Registrant.

Item 31. Business and Other Connections of Investment Adviser

The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 31 of officers and directors of Vanguard, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, in incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

Item 32. Principal Underwriters

(a)	Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of investment companies with more than 170 mutual funds.
(b)	The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.

Name	Positions and Office with Underwriter	Positions and Office with Funds
Mortimer J. Buckley	Director and Senior Vice President	None
Martha G. King	Director and Senior Vice President	None
F. William McNabb III	Chairman	Chairman and Chief Executive Officer
Chris D. McIsaac	Director and Senior Vice President	None
Michael S. Miller	Director and Managing Director	None
Glenn W. Reed	Director	None
George U. Sauter	Director and Senior Vice President	None
Heidi Stam	Director and Senior Vice President	Secretary
Richard D. Carpenter	Treasurer	None
David L. Cermak	Principal	None
Joseph Colaizzo	Financial and Operations Principal	None
Salvatore L. Pantalone	Financial and Operatons Principal and Assistant	None
Treasurer
Michael L. Kimmel	Secretary	None
John C. Heywood	Principal	None
Jack T. Wagner	Assistant Treasurer	None
Jennifer M. Halliday	Assistant Treasurer	None
Caroline Crosby	Assistant Secretary	None
Joseph F. Miele	Registered Municipal Securities Principal	None
Jane K. Myer	Principal	None
Pauline C. Scalvino	Chief Compliance Officer	Chief Compliance Officer
Paul Atkins	Assistant Treasurer	None
Timothy P. Holmes	Principal	None
Colin M. Kelton	Principal	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts, and other documents required by Section 31(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant’s Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant’s Custodians, State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109.

Item 34. Management Services

Other than as set forth in the section entitled “Management of the Funds” in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 27th day of April, 2012.

VANGUARD INSTITUTIONAL INDEX FUNDS

BY:___/s/ F. William McNabb III*_____

F. William McNabb III
Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature	Title	Date

/S/ F. WILLIAM MCNABB III*	Chairman and Chief	April 27, 2012
Executive Officer
F. William McNabb
/S/ EMERSON U. FULLWOOD*	Trustee	April 27, 2012
Emerson U. Fullwood
/S/ RAJIV L. GUPTA*	Trustee	April 27, 2012
Rajiv L. Gupta
/S/ AMY GUTMANN*	Trustee	April 27, 2012
Amy Gutmann
/S/ JOANN HEFFERNAN HEISEN*	Trustee	April 27, 2012
JoAnn Heffernan Heisen
/S/ F. JOSEPH LOUGHREY*	Trustee	April 27, 2012
F. Joseph Loughrey
/S/ MARK LOUGHRIDGE*	Trustee	April 27, 2012
Mark Loughridge
/S/ SCOTT C. MALPASS*	Trusee	April 27, 2012
Scott C. Malpass
/S/ ANDRÉ F. PEROLD*	Trustee	April 27, 2012
André F. Perold
/S/ ALFRED M. RANKIN, JR.*	Trustee	April 27, 2012
Alfred M. Rankin, Jr.
/S/ PETER F. VOLANAKIS*	Trustee	April 27, 2012
Peter F. Volanakis
/S/ THOMAS J. HIGGINS*	Chief Financial Officer	April 27, 2012
Thomas J. Higgins

*By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney on March 27, 2012, see File Number 2-11444, Incorporated by Reference.

INDEX TO EXHIBITS
Other Opinions, Consent of an Independent Registered Public Accounting Firm	Ex-99.J
Rule 18f-3 Plan	Ex-99.N